                                                                    EXHIBIT 10.1



                                 THREE RIVERWAY


                                 LEASE AGREEMENT

                                     BETWEEN

                             HOUSTON OFFICE 90, INC.

                                       AND

                                CHEMCONNECT, INC.

                                TABLE OF CONTENTS

                                                                             Page
                                                                             ----
Preamble

        Lease.................................................................1
        Landlord..............................................................1
        Tenant................................................................1

1.01    Leased Premises.......................................................1
        Leased Premises.......................................................1
        Building..............................................................1
        Land..................................................................1
        Property..............................................................1
        Net Rentable Area.....................................................1
        Exterior Boundary.....................................................1
        Usable Area...........................................................1
        Service Areas.........................................................1
        General Common Areas..................................................1
        On-Floor Common Areas.................................................2
        Parking Facilities....................................................2

1.02    Term..................................................................2
        Commencement Date.....................................................2

1.03    Use...................................................................2

1.04    Condition of Leased Premises..........................................3

1.05    Quiet Enjoyment.......................................................3

2.01    Rental Payments...................................................... 3
        Rent..................................................................3
        Rent..................................................................3
        month.................................................................4
        year..................................................................4

2.02    Base Rental...........................................................4

2.03    Additional Rental.....................................................4
        Tenant's Forecast Additional Rental...................................4
        Tenant's Additional Rental............................................4
        Base Year.............................................................4
        Tenant's Percentage Share.............................................4
        Tenant's Additional Rental Adjustment.................................5

2.04    Operating Expenses................................................................5
        Operating Expenses................................................................5

2.05    Security Deposit..................................................................8
        Security Deposit..................................................................8

3.01    Services..........................................................................8
        Building Standard Services........................................................8
        Comparable Buildings..............................................................8
        ASSOCIATED PARTIES................................................................8
        Building Standard Rated Electrical Design Load....................................9
        Building Standard Circuits........................................................9
        Additional Electrical Equipment...................................................9

3.02    Keys and Locks...................................................................10

3.03    Graphics, Building Directory Board and Name......................................10

3.04    Parking..........................................................................10
        Reserved Permits.................................................................10
        Unassigned Permits...............................................................10
        Reserved Parking Rent............................................................11
        Unassigned Parking Rent..........................................................11
        Parking Rent.....................................................................11
        Parking Permits..................................................................11

4.01    Care of Leased Premises; Condition on Expiration.................................11

4.02    Entry for Repairs and Inspection.................................................12

4.03    Nuisance.........................................................................12

4.04    Laws and Regulations: Rules of Building..........................................12

4.05    Legal Use and Violations of Insurance Coverage; Hazardous Materials..............12
        Asbestos Records.................................................................13
        Hazardous Substances.............................................................14
        Environmental Laws...............................................................14
        release..........................................................................14

4.06    Telecommunications Providers.....................................................14

5.01    Leasehold Improvements; Furnishings..............................................14

5.02    Repairs; Alterations and Improvements by Landlord................................15

5.03    Repairs by Tenant......................................................15

6.01    Condemnation...........................................................16

6.02    Damages from Certain Causes............................................16

6.03    Casualty Clause........................................................16
        Damaged Property.......................................................16
        Building Standard......................................................17

6.04    Casualty Insurance.....................................................17

6.05    Liability Insurance....................................................18

6.06    Other Insurance........................................................10

6.07    Hold Harmless..........................................................18

6.08    Waiver of Subrogation Rights...........................................18

7.01    Default and Remedies...................................................19
        affiliate..............................................................21

7.02    Lien for Rent..........................................................22

7.03    Late Payments..........................................................23
        Highest Lawful Rate....................................................23

7.04    Attorney's Fees........................................................23

7.05    No Waiver of Rights....................................................23

7.06    Holding Over...........................................................23

8.01    Landlord's Mortgagee...................................................24

8.02    Subordination..........................................................24

8.03    Cure Rights for Landlord Default.......................................24

8.04    Estoppel Certificate or Three-Party Agreement..........................24

9.01    Sublease or Assignment by Tenant.......................................25
        Notice.................................................................25
        Sublet Space...........................................................25

9.02    Assignment by Landlord......................................................27

9.03    Limitation of Landlord's Personal Liability.................................27

10.01   Notices.....................................................................27

10.02   Force Majeure...............................................................28

10.03   Relocation..................................................................28

10.04   Miscellaneous...............................................................29

10.05   Waiver of Trial by Jury.....................................................31

10.06   Real Estate Broker..........................................................31


EXHIBITS:

A.      Property Description......................................................(A)1

B.      Leased Premises...........................................................(B)1

C.      Work Letter Agreement......................................................(C)

D.      Airconditioning and Heating Services
               Building Operating Hours...........................................(D)1
               Holidays...........................................................(D)1

E.      Building Rules and Regulations............................................(E)2

                                 LEASE AGREEMENT



        This Lease Agreement (this "Lease") made and entered into on this _____ day of __________, _____, by and between HOUSTON OFFICE 90, INC., a Delaware corporation (hereinafter called "Landlord") and ChemConnect, Inc., a Delaware corporation (hereinafter called "Tenant").

                                   WITNESSETH:

        1.01. Leased Premises.

                (a) Subject to and upon the terms hereinafter set forth, Landlord does hereby lease and demise to Tenant and Tenant does hereby lease and take from Landlord those certain premises (the "Leased Premises") containing approximately 1,350 square feet of "Net Rentable Area" (hereinafter defined) on the twelfth (12th) floor, Suite No. 1285, in the building known as Three Riverway (the "Building") which Building is located at Three Riverway, Houston, Harris County, Texas, on Tract I (Tract I, and the easement parcels appurtenant to Tract I and designated as Tract II, are more particularly described on EXHIBIT A attached hereto and shall be collectively referred to as the "Land". The Leased Premises is outlined on the floor plan drawing attached hereto as EXHIBIT B. The Land, Building, Parking Facilities (hereinafter defined) and all other improvements now or hereafter on the Land and all appurtenances to the foregoing are collectively referred to herein as the "Property".

                (b) "Net Rentable Area" shall mean (i) in the case of an entire floor leased to a single tenant, the total square footage of all floor area measured from the inside surface of the exterior glass line or finished outer walls (the "Exterior Boundary of the Building to the inside surface of the opposite Exterior Boundary, excluding Service Areas (defined below) and General Common Areas (defined below), plus an allocation of the square footage of the General Common Areas as hereinafter provided, and (ii) in the case of a floor leased or held for lease to more than one tenant, the total square footage of all floor areas within the inside surface of the Exterior Boundary of the Building enclosing the Leased Premises and measured to the mid-point of demising walls (i.e., walls separating the Leased Premises from areas leased or held for lease to other tenants, from On-Floor Common Areas [defined below], or from General Common Areas), excluding Service Areas, plus allocations of the square footage of the General Common Areas and On-Floor Common Areas as hereinafter provided. No deductions from Net Rentable Area shall be made for columns or projections necessary to the Building. The term "Usable Areas" as used in this Lease shall mean the Net Rentable Area of the Leased Premises minus all On-Floor Common Areas and General Common Areas or allocations thereof which were included therein.

                "Service Areas" shall mean the areas within (and measured from the midpoint of the walls enclosing, or from the inside surface of the Exterior Boundary enclosing, as the case may be) Building stairs, elevator shafts, flues, vents, stacks, pipe shafts, and vertical ducts. Areas for the specific use of Tenant or other tenants of the Building or installed by or at the request of Tenant or such other tenants, such as special stairs or elevators, are not included within the definition of Service Areas.

                "General Common Areas" shall mean those areas within (and measured from the midpoint of the walls or from the inside surface of the Exterior Boundary enclosing) the Building's elevator machine rooms, main mechanical rooms, electrical rooms, and public lobbies (other than elevator foyers), that portion of the on-site Building management office or that portion of the off-site management office reasonably allocated to the Building by Landlord, engineering and cleaning staging areas, and other areas not leased or held for lease within the Building but which are reasonably necessary for the proper operation of the Building or to provide customary or required services to the Building; provided, however, that in no event shall General Common Areas ever include any On-Floor Common Areas. The allocation of the square footage of the General Common Areas shall be equal to the total square footage of the General Common Areas multiplied by a fraction, the numerator of which is the Net Rentable Area of the Leased Premises (excluding the allocation of the General Common Areas) and the denominator of which is the total of all Net Rentable Area contained in the Building (excluding the allocation of the General Common Areas).

                "On-Floor Common Areas" shall mean those areas within (and measured from the midpoint of the walls enclosing) public corridors, elevator foyers, rest rooms, mechanical rooms, janitor closets, telephone and equipment rooms, and other similar facilities for the use of all tenants on the floor on which the Leased Premises are located. The allocation of the square footage of the On-Floor Common Areas shall be equal to the total On-Floor Common Areas on said floor multiplied by a fraction, the numerator of which is the Net Rentable Area of the portion of the Leased Premises (excluding the allocations of General Common Areas and On-Floor Common Areas) located on said floor and the denominator of which is the total of all Net Rentable Area on said floor (excluding the allocations of General Common Areas and On-Floor Common Areas).

                "Parking Facilities" shall mean the parking structure(s) located on the Land from time to time, together with any connecting or covered walkways, or other means of access to the Building, if any, the grounds related thereto and any additional improvements at any time related thereto.

                        (c) The Net Rentable Area in the Leased Premises has been calculated on the basis of the foregoing definition and is hereby stipulated and agreed for all purposes to be 1,350 square feet of Net Rentable Area, regardless of whether the same is actually more or less. Likewise, the Net Rentable Area of space in the Building leased or held for lease has been calculated on the basis of the foregoing definition and is hereby stipulated and agreed for all purposes to be 395,637 square feet of Net Rentable Area, regardless of whether the same is actually more or less.

        1.02. Term.

                        (a) Subject to and upon the terms and conditions set forth in this Lease, the term of this Lease shall commence on the Commencement Date (defined below) and shall expire thirty-six (36) months after the Commencement Date at 6:00 P.M. (Houston, Texas time), unless sooner terminated in accordance with this Lease.

                        (b) As used herein, "Commencement Date" means the earlier of (i) the Completion Date, as such term is defined in Exhibit C attached hereto or (ii) the date upon which Tenant commences conducting its business from all or any portion of the Leased Premises. The Commencement Date is estimated to be August 1, 1999.

        1.03. Use.

        The Leased Premises shall be used and occupied by Tenant (and its permitted assignees and subtenants) solely as administrative and executive offices (including customary ancillary uses which are in keeping with the standards for tenants of Comparable Buildings, as such term is defined in
Section 3.01) and for no other purpose. Notwithstanding the preceding sentence, however, in no event shall any of the following be permitted in the Leased
Premises: (i) offices or agencies of a foreign government or political subdivision thereof; (ii) offices of any governmental bureau or agency of the United States or any state or political subdivision thereof; (iii) personnel agencies; (iv) customer service offices of any public utility company; (v) retail facility or restaurant; (vi) doctor's or dentist's office or clinic, or other health-care facility of any kind; (vii) airline or travel agency reservation center; (viii) studios for radio, television or other media, or for recording; or (ix) except to the extent customary and incidental to an otherwise permitted use, data processing activities, training or educational uses, or clerical support services. Further, and notwithstanding the first sentence of this Section 1.03, the Leased Premises shall not be used for any purpose or in any manner which would, in Landlord's reasonable opinion, lower the character of the Property or any part thereof, create unreasonable or excessive elevator or floor loads, unreasonably interfere with any of the operations of the Building or any part thereof, or the proper or economic heating, air-conditioning, cleaning or other servicing of the Building or any part thereof, or unreasonably interfere with the use of other areas of the Property by any other tenants or occupants, or by Landlord. The uses permitted by this Section shall also be subject to the requirements and limitations imposed elsewhere in this Lease, including those imposed in Sections 4.03, 4.04 and 4.05.

        1.04. Condition of Leased Premises.

        As a material inducement to Landlord to execute and deliver this Lease, Tenant agrees that it will accept the Leased Premises and leasehold improvements therein (other than any leasehold improvements to be constructed by Landlord in accordance with EXHIBIT C hereto) in its AS IS condition, WITH ALL FAULTS. Tenant acknowledges that neither Landlord nor anyone acting or purporting to act as Landlord's representative or agent has made (and Landlord hereby specifically disclaims any and all) representations and warranties of any kind or character as to the condition of the Leased Premises (other than any leasehold improvements to be constructed by Landlord in accordance with EXHIBIT C hereto) or the Property, either express or implied, including without limitation, warranties of fitness of the Leased Premises or any other portion of the Property for any particular purpose or use, or commercial habitability of the Leased Premises or any other portion of the Property. Without the foregoing, Tenant acknowledges that Landlord does not warrant that the Leased Premises or the Property is free from Hazardous Substances (as such term is defined in Section 4.05 [d] below), and Tenant agrees that no presence of any such materials shall constitute an eviction, actual or constructive, of Tenant nor entitle Tenant to an offset, credit or defense against any of its obligations hereunder. Upon request, Landlord will provide Tenant with a copy of the most recent environmental engineering report, if any, obtained by Landlord or its predecessor in interest with respect to the Property, but without any representation or warranty whatsoever as to the accuracy, correctness or completeness of such report or any information, statements or recommendations set forth therein (Tenant hereby agreeing that if Tenant elects to rely thereon it does so at Tenant's sole risk, and that Landlord shall have no liability or responsibility for any error, inaccuracy or incompleteness thereof or therein).

        1.05. Quiet Enjoyment

        Provided that Tenant pays the Rent and other sums required to be paid by Tenant herein and performs all of Tenant's covenants and agreements herein contained, Landlord covenants that Tenant shall and may peacefully have, hold and enjoy the Leased Premises during the term of this Lease, subject to the other terms and conditions hereof, without hindrance by Landlord or any other person or entity claiming title to the Property, Leased Premises, or any part thereof by, through or under Landlord, but not otherwise. It is understood and agreed that this covenant and any and all other covenants of Landlord of any kind contained in this Lease shall be binding upon Landlord and its successors and assigns only with respect to breaches occurring during its and their respective ownership of Landlord's interest hereunder.

                                       II

        2.01. Rental Payments.

                (a) Commencing on the Commencement Date, and continuing thereafter throughout the term of this Lease, Tenant hereby agrees to pay the Base Rental (defined below) in accordance with this Section 2.01 and Section 2.02, and Tenant's Forecast Additional Rental (defined below) and Tenant's Additional Rental Adjustment (defined below) in accordance with this Section
2.01 and Section 2.03. Upon execution of this Lease by Tenant, Tenant shall deliver to Landlord the installment of Base Rental for the first month of the Lease plus the Security Deposit required to be paid under Section 2.05. For purposes of this Lease, the Base Rental, Tenant's Forecast Additional Rental, Tenant's Additional Rental Adjustment and the Parking Rent (defined below), and installments of the foregoing, are individually and collectively referred to as "Rent". The Base Rental and Tenant's Forecast Additional Rental shall be due and payable in advance in equal monthly installments, sufficient to fully pay the Base Rental and Tenant's Forecast Additional Rental, respectively, for the year or partial year in question, on the first day of each month during the initial term of this Lease and any extensions or renewals hereof. Tenant agrees to so pay all Rent to Landlord at Landlord's address as provided herein (or such other address as may be designated by Landlord from time to time).

                (b) If the Commencement Date is other than the first day of a month or if this Lease expires or terminates on other than the last day of a month, then the installments of Base Rental and Tenant's Forecast Additional Rental for such month or months shall be prorated and the installment or installments so prorated shall be paid in advance. Said installments for such prorated month or months shall be calculated by multiplying the equal monthly installment by a fraction, the numerator of which shall be the number of days of the Lease term occurring during said commencement or expiration month, as the case may be, and the denominator of which shall be thirty (30). If the term of this Lease commences or expires on other than the first day of a year, the Base Rental, Tenant's Forecast Additional Rental and Tenant's Additional Rental shall be prorated for such commencement or expiration year, as the case may be, by multiplying the Base Rental, Tenant's Forecast Additional Rental, and Tenant's Additional Rental, respectively, by a fraction, the numerator of which shall be the number of whole and partial months of the Lease term during the commencement or expiration year, as the case may be, and the denominator of which shall be twelve (12). In such event, the calculation described in Section 2.03(d) shall be made as soon as possible after the expiration or termination of this Lease. The provisions of this Section 2.01 (b) shall survive the expiration or termination of this Lease.

                (c) Tenant agrees to pay all Rent and other sums of money as shall become due from and payable by Tenant to Landlord under this Lease at the times and in the manner provided in this Lease, without abatement, demand, set-off or counterclaim. All Rent and other sums of whatever nature owed by Tenant to Landlord under this Lease shall bear interest from the fifth (5th) day after the due date thereof until paid at the lesser of eighteen percent (18%) per annum, or the maximum interest rate per annum allowed by law.

                (d) As used in this Lease, "month" shall mean a calendar month, and "year" shall mean a calendar year.

        2.02. Base Rental.

        Throughout the term of this Lease, Tenant hereby agrees to pay a base annual rental equal to Twenty-Three and 00/100 Dollars ($23.00) [the rental rate set forth in the following schedule] (the "Base Rental Rate"), multiplied by the number of square feet of Net Rentable Area of the Leased Premises, in accordance with the terms hereof.

                                                                     Monthly Installments
Lease Period                        Base Rental                      of Base Rental
------------                        -----------                      --------------
Months 1-36                         $23.00                           $2,587.50

        2.03. Additional Rental.

                (a) Commencing with the year in which the Commencement Date occurs and continuing thereafter for each year during the term of this Lease, Landlord shall present to Tenant prior to the beginning of said year (or for the year in which the Lease term commences, on the Commencement Date) a statement of Tenant's Forecast Additional Rental.

                (b) As used herein, "Tenant's Forecast Additional Rental" shall mean Landlord's reasonable estimate of Tenant's Additional Rental (defined below) for the coming year (or, in the year in which the Lease term commences, for such year).

                (c) "Tenant's Additional Rental," as that term is used herein, shall be computed on a year basis and shall mean Tenant's Percentage Share (defined below) of Operating Expenses (defined below), to the extent such sum exceeds Tenant's Percentage Share of Operating Expenses during the "Base Year". The "Base Year" for purposes of this Lease is the year 1999. As used herein, "Tenant's Percentage Share" shall mean a fraction, the numerator of which is the total number of square feet of Net Rentable Area within the Leased

Premises and the denominator of which is the total square footage of all Net Rentable Area in the Building. For the purposes of this Lease, the "Tenant's Percentage Share" is stipulated and agreed to be 0.3412%; provided, however, that in the event that the amount of space leased by Tenant shall increase or decrease subsequent to the Commencement Date, whether pursuant to an option to expand or otherwise, Tenant's Proportionate Share shall be appropriately adjusted by Landlord.

                (d) No later than one hundred twenty (120) days after the end of the year in which the Commencement Date occurs and of each year thereafter during the term of this Lease, Landlord shall provide Tenant statements prepared by or on behalf of Landlord comparing (i) the Base Year's Operating Expenses and Operating Expenses for such year, and (ii) Tenant's Forecast Additional Rental and Tenant's Additional Rental for such year. In the event that Tenant's Forecast Additional Rental actually paid by Tenant exceeds Tenant's Additional Rental for said year, Landlord shall pay Tenant (in the form of a credit against Rents or other Lease obligations of Tenant due or to become due, as selected by Landlord, or, upon expiration or termination of this Lease if Tenant is not then in default under this Lease, in the form of Landlord's check) an amount equal to such excess. In the event that Tenant's Additional Rental exceeds Tenant's Forecast Additional Rental for said year, Tenant hereby agrees to pay Landlord, within thirty (30) days of receipt of the statement, an amount equal to such difference ("Tenant's Additional Rental Adjustment"). The provisions of this
Section 2.01(d) shall survive any expiration or termination of this Lease.

                (e) Tenant, at tenant's sole cost and expense, shall have the right, to be exercised by notice given to Landlord within ninety (90) days after receipt of the aforesaid statement showing Operating Expenses for the preceding year, to audit, at the place where Landlord maintains its books and records, Landlord's books and records, but only with respect to Operating for such preceding year, provided that (i) such audit commences within thirty (30) days after Tenant's notice to Landlord and thereafter proceeds regularly and continuously to conclusion, (ii) Tenant or Tenant's employee is present at such location at all times during the audit, (iii) such audit does not unreasonably interfere with the conduct of Landlord's business, (iv) such audit is performed by an auditing firm with an established and favorable reputation in the Houston, Texas area, and (v) said auditing firm signs a nondisclosure agreement in favor of Landlord, acceptable to Landlord in all respects, agreeing that such audit and information derived from such audit shall not be used directly or indirectly in connection with soliciting additional auditing business from other existing, prior or future tenants in the Building, and containing such other agreements and representations as Landlord may require. Landlord agrees to cooperate in good faith with Tenant in the conduct of any such audit. Notwithstanding anything to the contrary set forth in this Section 2.03(e), however, in no event shall Tenant ever be permitted to audit or cause to be audited Landlord's records concerning Operating Expenses through, or with the assistance of, auditors or others whose compensation is contingent upon, or the amount of whose compensation is affected by, the outcome of such audit, in whole or in part, or on any payment or reimbursement by Landlord to Tenant in connection with such audit, or which is otherwise done in whole or in part on any basis other than reasonable hourly charges for the hours expended in the performance of such audit, and reimbursement of reasonable out-of-pocket expenses incurred by such auditors in connection with such audit.

                (f) Notwithstanding the foregoing provisions of this Section 2.03, in the event that the Base Year's Operating Expenses shall ever be greater than the Operating Expenses for any year of the Lease term, Tenant shall not be entitled to any reduction in Base Rental, nor any credit, refund, reduction of obligations, or other benefit in respect thereof.

        2.04. Operating Expenses.

                (a) For the purposes of this Lease, "Operating Expenses" for any calendar year shall mean all (or where specified by Landlord as hereinafter permitted or required, an amortized portion of all) expenses, costs and accruals of every kind and nature, computed on an accrual basis, incurred or accrued in connection with, or relating to, the ownership, maintenance, or operation of the Property and related assets, during such year, including, but not limited to, the following:

                        (1) management fees of the Building manager;

                        (2) wages, salaries, taxes, insurance, benefits and related expenses of all on and off-site employees and personnel engaged in operations, maintenance, access or traffic control, as reasonably allocated by Landlord;

                        (3) cost of all supplies, tools, equipment and materials to the extent used in operations and maintenance, as reasonably allocated by Landlord;

                        (4) actual cost of all utilities including, but not limited to, the cost of electricity, water, sanitary sewer services, natural gas, telecommunications services, and power for heating, lighting, air conditioning and ventilating;

                        (5) cost of all maintenance and service agreements and the equipment used in connection therewith including, but not limited to, access control service, traffic control service, garage or parking operations, window cleaning, elevator maintenance, janitorial service and landscaping maintenance;

                        (6) cost of repairs and general maintenance (excluding repairs and general maintenance paid by proceeds of insurance), or if and to the extent Landlord so elects in order to reduce the amount of Operating Expenses paid by tenants of the Building in any particular year or years, Landlord may at its option amortize such cost based upon any amortization schedule chosen by Landlord in its sole and absolute discretion, in which event the amortized portion of such repair and maintenance costs (whether such costs were incurred in the same year or in any prior year) shall be included as an Operating Cost in each year of the amortization schedule as selected by Landlord;

                        (7) amortization of the cost (together with reasonable interest or financing charges, and installation and related costs). based upon any amortization schedule selected by Landlord in its sole and absolute discretion, of any system, apparatus, device, equipment or other capital investment item which is for the principal purpose of (i) reducing Operating Expenses, (ii) promoting safety or (iii) complying with applicable laws, rules, regulations, codes or ordinances of any federal, state, municipal, local or other governmental authority (whether heretofore, now or hereafter applicable or in effect), in each case whether such costs were incurred in the same year or in any prior year;

                        (8) the cost of all insurance, including, but not limited to, the cost of casualty, flood, rental abatement and liability insurance, and insurance on Landlord's personal property, plus the cost of all deductible payments made by Landlord in connection therewith;

                        (9) reasonable legal, accounting and other professional fees and expenses;

                        (10) all taxes, assessments and governmental charges of any kind or nature, whether or not directly paid by Landlord, whether federal, state, municipal, local or other, and whether they be by taxing districts or authorities presently taxing the Property or such other land or facilities or by others subsequently created or otherwise, and any other taxes, assessments and governmental changes attributable to the Property or such other land or facilities or their operation, excluding taxes and assessments attributable to the personal property of other tenants, federal and state taxes on income, death taxes, franchise taxes, and any taxes imposed or measured on or by the income of Landlord from the operation of the Property or such other land or facilities; provided, however, that if at any time during the term of this Lease, the present method of taxation or assessment shall be changed such that the whole or any part of the taxes, assessments, or governmental charges now levied, assessed or imposed on real estate, improvements or personal property shall be discontinued or reduced, in whole or in part, and as a substitute therefor, or in lieu of or in addition thereto, taxes, assessments, or governmental charges shall be levied, assessed or imposed, wholly or partially, on (or shall be calculated with reference to) the rents received from the Property or such other land or facilities, or the rents reserved herein, or the income of Landlord in respect of the Property, such other land or facilities, or any such rents, or on Landlord's franchise, then such substitute, additional or increased taxes, assessments, or governmental charges, to the extent so levied, assessed or imposed, shall be deemed to be included within the Operating Expenses. Consultation, legal fees and costs in connection with any challenge of tax assessments as reasonably allocated by Landlord shall also be included in Operating Expenses. Tenant will be responsible for and shall timely pay all ad valorem taxes on its personal property and on the value of the leasehold improvements in the Leased Premises to the extent that the same exceed Building Standard (and if the taxing authorities do not separately assess Tenant's leasehold improvements, Landlord may make a reasonable allocation of the ad valorem taxes allocated to the Property and such other land and facilities, to give effect to this sentence). In the case of special taxes and assessments which may be payable in installments, only the amount of each installment accruing during a year shall be included in the Operating Expenses for such year.

                (b) Notwithstanding the foregoing provisions of this Section 2.04(b), "operating costs" shall not include any of the following:

                        (i) Any costs or expenditures for which Landlord is entitled to reimbursement by Tenant (other than pursuant to this Section 2.04(b), any other tenant of the Property (other than for general reimbursement of operating costs or increases therein) or any other third parties, or from insurance or condemnation proceeds;

                        (ii) Any overhead, administrative or general office expense other than that provided for in this Section 2.04(b);

                        (iii) The cost of completing initial construction of the Building or the cost of constructing leasehold improvements for specific tenants, including all common areas and tenant occupied spaces;

                        (iv) The cost of correcting defects in construction of the Property or in the Building or Parking Facilities equipment (including abatement of asbestos if present), except that conditions not occasioned by construction defects resulting from ordinary wear and tear and use shall not be deemed defects for the purpose of this category;

                        (v) Leasing commissions, ground rentals, non-cash items, debt service and other debt costs, and advertising and promotional expenditures;

                        (vi) Any cost or expenditure attributable to a breach by Landlord of its covenants, obligations and duties under this lease that would not have been incurred but for such breach;

                        (vii) The cost of any work or service performed for, or materials, items, or facilities furnished to, any tenant of the Property to a materially greater extent or in a materially more favorable manner than that furnished generally to all tenants of the Property;

                        (viii) Landlord's central office or its operations conducted, or employees engaged therein (except to the extent provided in Section 2.04(b)(1);

                        (ix) Capital improvements and additions to the Property or any non-cash items such as depreciation and amortization, except to the extent permitted by Section 2.04(b)(7);

                        (x) Expenses and wages of leasing personnel and leasing commissions, attorneys' fees and other costs and expenses incurred by Landlord in (i) leasing space in the Property (including, without limitation, cost of tenant improvements made in the Property by Landlord in connection therewith or any amounts paid by Landlord in the settlement of, or by assumption of, any prior lease obligations of a prospective tenant) or (ii) any litigation, or the negotiation or settlement of any dispute, between Landlord and any person or entity with respect to the ownership, sale, financing or refinancing, operation or maintenance of the Property including, without limitation the enforcement of any lease obligation except to the extent that such litigation, dispute or cost incurred in the operation or maintenance of the Property is caused by the negligence or willful misconduct of Tenant, its agents, contractors or employees;

                        (xi) Any costs incurred in connection with the sale, refinancing, mortgaging or change in ownership of the Property or any portion thereof, including, without limitation, brokerage commissions, attorneys' and other professional fees, appraisals, closing costs and interest charges;

                        (xii) Overhead or profits increment paid to subsidiaries of affiliates of Landlord for services on or to the Property to the extent such overhead or profit increment exceeds that which would have been earned or paid to an independent, third party provider of the same or similar services; and

                        (xiii) Costs incurred due to any violation by Landlord of the terms and conditions of any lease in the Property or of any ground lease or mortgage encumbering the Property unless caused by the acts or omissions of Tenant, its contractors, agents or employees, or any cost, fines or penalties incurred by Landlord due to any failure by Landlord to comply with all federal, state and local laws, Rules and regulations in its ownership, operation or maintenance of the Property unless caused by the acts or omissions of Tenant, its agents, contractors and employees in the performance of its obligations under this Lease;

                (c) Tenant hereby WAIVES any and all rights under Section 41.413 of the Texas Property Tax Code granting to tenants the right to contest appraised values, or to receive notice of reappraised values, of all or any portion of the Property irrespective of whether Landlord has elected to contest the same. To the extent such waiver is prohibited by applicable law, Tenant hereby appoints Landlord as Tenant's attorney in fact, coupled with interest, to appear and take all actions on behalf of Tenant which Tenant may take under said Code.

        2.05. Security Deposit.

        Tenant hereby agrees to pay to Landlord, in cash or by certified check, a security deposit of TWO THOUSAND FIVE HUNDRED EIGHTY SEVEN AND 50/100 DOLLARS ($2,587.50) on the day this Lease is executed by Tenant (the "Security Deposit"). Upon the occurrence of any event of default by Tenant, Landlord may, from time to time, without prejudice to any other remedy, use the Security Deposit to the extent necessary to make good any arrears of Base Rental, Tenant's Forecast Additional Rental, or Tenant's Additional Rental Adjustment, or to pay any other sums owed to Landlord, including any sums described in
Section 7.01, or to pay the cost of any damage, injury, expense, or liability caused by any event of default by Tenant. Any remaining balance of the Security Deposit, along with an accounting of such, shall be returned by Landlord to Tenant within a reasonable period of time after the termination or expiration of this Lease, and fulfillment by Tenant of all obligations of Tenant under this Lease. The Security Deposit shall not be considered an advance payment of rental or a measure of Landlord's damages in the case of an event of default by Tenant. Tenant shall not be entitled to receive and shall not receive any interest on the Security Deposit, and Landlord may co-mingle the same with other monies of Landlord. In the event Landlord applies the Security Deposit or any portion thereof to the payment of any sum described above and this Lease is not terminated, Tenant shall immediately deposit with Landlord an amount of money equal to the amount so applied and such amount shall be deemed to be part of the Security Deposit. Tenant shall not assign or encumber the Security Deposit without the prior written consent of Landlord, and Landlord shall not be bound by any such assignment or encumbrance made without the prior written consent of Landlord. In connection with any sale or transfer of the Building, Landlord shall have the right to transfer the Security Deposit to the purchaser or other transferee of the Building, in which event Landlord shall be released from any responsibility for the return of the Security Deposit and Tenant agrees to look solely to the purchaser or transferee of the Building for the return of the Security Deposit.

                                       III

        3.01. Services.

        So long as Tenant is not in default hereunder and is in actual occupancy of the Leased Premises, Landlord shall furnish the following services during the term of this Lease (such services, excluding any services referenced as being optional, extra-cost or above-standard, being herein called "Building Standard Services"):

                (a) Hot and cold domestic water and common use rest rooms and toilets at locations provided for general use by tenants as reasonably deemed by Landlord to be necessary for the comfortable use and occupancy of the Building.

                (b) Subject to curtailment as required by governmental laws, rules or regulations, central heat and air conditioning in season, at such temperatures and in such amounts as are reasonably deemed by Landlord to be necessary for the comfortable use and occupancy of the Building, and on such dates and at such times as are more particularly described on Exhibit D attached hereto.

                (c) Electric lighting service for public areas and special service areas of the Building in the manner and to the extent reasonably deemed by Landlord to be necessary for the comfortable use and occupancy of the Building.

                (d) Janitorial service to the Leased Premises on a five (5) day per week basis, exclusive of Holidays (as defined in Exhibit D), in a manner that Landlord reasonably deems to be consistent with that provided in multi-tenant office buildings similar to the Building which are located in the Galleria area of Houston, Texas ("Comparable Buildings"); provided, however, if Tenant's floor coverings or other improvements are other than Building Standard, Tenant shall pay Landlord upon demand one hundred and fifteen percent (115%) of the actual additional cleaning cost, if any, attributable thereto.

                (e) Access control services for the Building which Landlord reasonably deems to be comparable as to coverage, control and responsiveness (but not necessarily as to means for accomplishing same) to those provided in Comparable Buildings; PROVIDED, HOWEVER, LANDLORD SHALL HAVE NO RESPONSIBILITY TO PREVENT, AND SHALL NOT BE LIABLE TO TENANT, ITS OFFICERS, DIRECTORS, SHAREHOLDERS, PARTNERS, AGENTS, EMPLOYEES, PERSONNEL, REPRESENTATIVES, INVITEES, VISITORS, LICENSEES, CUSTOMERS AND CONTRACTORS (ALL OF THE FOREGOING BEING HEREINAFTER INDIVIDUALLY AND COLLECTIVELY REFERRED TO AS "ASSOCIATED PARTIES") FOR ANY LOSSES, DAMAGES, COSTS, CLAIMS AND LIABILITIES ARISING OUT OF OR IN CONNECTION WITH THEFT, BURGLARY, INJURY OR DAMAGE TO PERSONS OR PROPERTY, OR UNLAWFUL ACTIVITY OF ANY KIND, CAUSED BY PERSONS GAINING ACCESS TO THE LEASED PREMISES, THE BUILDING OR THE PROPERTY (REGARDLESS OF WHETHER OR NOT CAUSED OR ALLEGED TO BE CAUSED BY THE NEGLIGENCE OF LANDLORD OR ANYONE FOR WHOM LANDLORD IS

RESPONSIBLE) AND TENANT HEREBY RELEASES LANDLORD FROM ALL LIABILITY FOR OR IN CONNECTION WITH THE FOREGOING.

                (f) Sufficient electrical capacity distributed to a panel box located at the core of the floor(s) on which the Leased Premises are located to operate (i) incandescent lights, typewriters, calculating machines, photocopying machines and other machines of similar low voltage electrical connected load (120/208 volts), provided that the total rated electrical design load for said lighting and machines of low electrical voltage shall not exceed one (1.00) watt per square foot of Usable Area of the Leased Premises; and (ii) lighting and equipment of high voltage electrical connected load (277/480 volts), provided that the total rated electrical design load for said lighting and equipment of high electrical voltage shall not exceed three and five tenths (3.50) watts per square foot of Usable Area of the Leased Premises (each such rated electrical design load to be hereinafter referred to as the "Building Standard Rated Electrical Design Load"). Tenant shall be allocated Tenant's pro rata share of the circuits provided on such floor(s) ("Building Standard Circuits").

        Should Tenant's total rated electrical design load exceed the Building Standard Rated Electrical Design Load for either low or high voltage electrical consumption, or if Tenant's electrical design requires low voltage or high voltage circuits in excess of Tenant's share of the Building Standard Circuits, Landlord may elect, at its option (and at Tenant's expense), to install one (1) additional high voltage panel and/or one (i) additional low voltage panel with associated feeders and equipment, subject to a maximum of two (2) such additional panels per floor for all tenants on the floor (which additional panels, feeders and equipment shall be hereinafter referred to as the "Additional Electrical Equipment". If the Additional Electrical Equipment is installed because Tenant's low or high voltage rated electrical design load exceeds the applicable Building Standard Rated Electrical Design Load, then a meter shall also be added (at Tenant's expense) to measure the electricity used through the Additional Electrical Equipment.

        The design and installation of any Additional Electrical Equipment required by Tenant (or any related matter) shall be subject to the prior approval of Landlord (which approval shall not be unreasonably withheld). All expenses incurred by Landlord in connection with the review and approval of any Additional Electrical Equipment shall also be reimbursed to Landlord by Tenant upon demand. Tenant shall also pay on demand the actual metered cost of electricity consumed through the Additional Electrical Equipment (if applicable), plus any actual accounting expenses incurred by Landlord in connection with the metering thereof.

        If any of Tenant's electrical equipment requires conditioned air in excess of air conditioning in the amounts, times or specifications normally provided by Landlord as part of Building Standard Services, the same shall be installed by Landlord (on Tenant's behalf, and Tenant shall pay on demand all design, installation, metering and operating costs relating thereto.

        If Tenant requires that certain areas within the Leased Premises operate in excess of the normal Building Operating Hours (as defined in Exhibit D attached hereto, and hereinafter so called), the electrical service to such areas shall be separately circuited and metered such that Tenant shall be billed the costs associated with electricity consumed during hours other than Building Operating Hours.

                (g) Building Standard fluorescent bulb replacement in all areas, and incandescent bulb replacement in General Common Areas, Service Areas and On-Floor Common Areas.

                (h) Non-exclusive multiple cab passenger elevator service to the floor(s) on which the Leased Premises are located during Building Operating Hours and at least one (1) cab passenger elevator service to the such floor(s) twenty-four (24) hours per day and non-exclusive freight elevator service during Building Operating Hours (all subject to temporary cessation for ordinary repair and maintenance and during times when life safety systems override normal Building operating systems) with such freight elevator service available at other times upon reasonable prior notice and the payment by Tenant to Landlord of any additional expense actually incurred by Landlord in connection therewith.

        To the extent the services described above consist of, or reasonably require the availability or use of, electricity, natural gas, water or other utility services supplied by third party utility providers, Landlord's obligations hereunder shall be subject to the providing of such utility services by the applicable utility provider. Landlord agrees, however, to use reasonable efforts to cause the utility providers to furnish the same. Failure by Landlord to furnish the services described in this Section 3.01, or any cessation thereof, shall not render Landlord liable for losses or any injuries or damages to persons or property, nor be construed as an eviction, actual or constructive, of Tenant, nor work an abatement of rent, nor relieve Tenant from fulfillment of any covenant or agreement hereof. In addition to the foregoing, should any equipment or machinery, for any cause, fail to operate, or function properly, Tenant shall have no claim for abatement of rent or for losses or any injuries or damages to persons or property on account of an interruption in service occasioned thereby or resulting therefrom, nor shall such malfunction or interruption be construed as an eviction, actual or constructive, of Tenant, nor relieve Tenant from fulfillment of any covenant or agreement of this Lease. Landlord agrees, however, to use reasonable efforts to promptly repair said equipment or machinery and to restore said services.

        3.02. Keys and Locks.

        Landlord shall furnish Tenant with two (2) keys for each Building Standard lockset on doors required by applicable building codes and ordinances entering the Leased Premises from public areas. Additional keys will be furnished by Landlord upon an order signed by Tenant and payment by Tenant of Landlord's reasonable charge therefor. All such keys shall remain the property of Landlord. No additional locks shall be allowed on any door of the Leased Premises without Landlord's permission, and Tenant shall not make or permit to be made any duplicate keys. Upon termination of this Lease, Tenant shall surrender to Landlord all keys and access cards to any locks or doors entering or within the Leased Premises, and give to Landlord the combination or other means of access of all locks for safes, safe cabinets, vault doors, and other secured areas, if any, in the Leased Premises.

        3.03. Graphics, Building Directory Board and Name.

        Landlord shall provide and install, at Tenant's cost, all graphics, letters, and numerals at the entrance to the Leased Premises and one (1) identification strip(s) containing a listing of Tenant's name and such other information as Tenant shall reasonably require on the Building directory board in the main lobby of the Building. All such letters and numerals shall be in the Building Standard graphics. Tenant agrees that Landlord shall not be liable for any inconvenience, loss or damage occurring as a result of any error or omission in any directory or graphics. No signs, numerals, letters or other graphics on the exterior of, or which may be visible from anywhere outside, the Leased Premises shall be used or permitted unless provided by Landlord or approved in writing by Landlord.

        3.04. Parking.

                (a) Landlord agrees to provide, and Tenant obligates itself to pay for, for the term of this Lease, the numbers of assigned parking permits ("Reserved Permits") and unassigned parking permits ("Unassigned Permits") described in Section 3.04(b) for the parking of automobiles in spaces or areas in the Parking Facilities as are from time to time designated by Landlord. At the sole and absolute discretion of Landlord, upon request of Tenant, Landlord may provide Tenant additional parking permits as needed from time to time, in which event Tenant shall pay for all such permits for the term of this Lease unless Landlord and Tenant should agree otherwise. Notwithstanding any contrary provisions hereof, the rights of Tenant hereunder shall terminate or expire simultaneously with the termination or expiration of this Lease. Tenant shall provide to Landlord such information and documentation evidencing the number of Tenant's full-time employees located within the Leased Premises as Landlord shall reasonably request from time to time. Landlord shall also provide unassigned parking for visitors of the Building in a portion of the Parking Facilities on a pay basis at such rates and upon such conditions as Landlord shall establish or permit to be established in its sole and absolute discretion from time to time.

                (b) The rent for parking permits provided to Tenant hereunder shall initially be as follows, and the number of such permits shall be as follows:

                                                          Total Initial
                                     Initial Monthly      Monthly Rate for
                       Number        Rate Per Permit      Such Permits
                       ------        ---------------      ------------
Unassigned Permits     4             $50.00               $200.00

        The total monthly rent for Reserved Permits and Unassigned Permits is hereinafter called the "Reserved Parking Rent" and "Unassigned Parking Rent", respectively, and the Reserved Parking Rent and Unassigned Parking Rent are hereinafter collectively referred to as the "Parking Rents". Tenant shall also be responsible for, and shall simultaneously pay, all federal, state and local sales, use and other taxes on, or related to, the Parking Rent. Tenant shall pay the Parking Rent in advance on the first day of each calendar month during the term of this Lease (or, in the event the term of this Lease commences on a date other than the first day of a calendar month, a pro rata portion of said rentals shall be due and payable on the Commencement Date). The Parking Rent shall be adjusted by Landlord from time to time to the then prevailing rates being charged by Landlord for reserved and unassigned parking permits in the Parking Facilities.

                (c) In the event the parking spaces in the Parking Facilities required to accommodate parking pursuant to the Unassigned Permits and the Reserved Permits (collectively, the "Parking Permits"), are not available to Tenant due to causes beyond the control of Landlord during any portion of the Term, then Landlord shall make available to Tenant, at the Parking Rent as set forth above, sufficient unassigned spaces (not to exceed the number of Parking Permits set forth above) in other parking facilities to meet Tenant's needs until such spaces in the Parking Facilities are again made available to Tenant. Subject to availability and reasonableness of cost to Landlord, such other parking facilities shall be located in reasonable proximity to the Building.

                (d) Landlord or the operator of the Parking Facilities may make, modify and enforce reasonable rules and regulations relating to the use and parking of vehicles in the Parking Facilities, and Tenant agrees to abide by, and to cause its personnel, agents, employees, contractors, visitors and invitees to abide by, such rules and regulations. Tenant shall indemnify and hold harmless Landlord from and against all claims, demands, actions, losses, liabilities, damages, costs and expenses (including attorneys' fees and expenses and other costs and expenses of defending against, settling, or otherwise dealing with such claims, demands, actions and liabilities) arising or alleged to arise out of the use of any such parking permits or the Parking Facilities by Tenant or its Associated Parties. The agreements of Tenant set forth in the preceding sentence shall survive the expiration or any earlier termination of this Lease.

                                       IV

        4.01. Care of Leased Premises; Condition on Expiration.

        Tenant shall not commit, or allow to be committed by Tenant's Associated Parties, any waste or damage to any portion of the Leased Premises or the Property. Upon the expiration or any earlier termination of this Lease, Tenant shall surrender the Leased Premises to Landlord in as good condition as existed on the date on which Tenant commenced conducting its business from the Leased Premises (or if later, the Completion Date), ordinary wear and tear excepted, and subject as otherwise provided in the following sentence. In the event Tenant shall have made alterations, physical additions or improvements to the Leased Premises after such date, Landlord shall have the right to require Tenant to either leave such alterations, physical additions or improvements in place, or (except to the extent Landlord may have expressly and specifically agreed to waive its right to require removal of such alteration, physical addition or improvement) to remove all or any portion of such improvements and physical additions and restore any or all areas affected by such alterations or removal, as Landlord may elect in its sole and absolute discretion by notice to Tenant; provided, however, that in the event Landlord fails to so notify Tenant prior to, or within sixty (60) days after, the expiration or earlier termination of this Lease, then Landlord shall be deemed to have elected to leave all such improvements, physical additions and alterations in place. In the event Landlord elects to cause Tenant to remove all or any portion of such improvements and physical additions or to restore any or all areas affected by such alterations, then Tenant shall complete such removal and restoration in accordance with this Lease and in accordance with the requirements of Landlord within thirty (30) days after Tenant receives such notice. Any improvements, physical additions and alterations which Landlord does not require Tenant to remove or restore shall become property of Landlord. Upon expiration or any earlier termination of this Lease, Landlord shall have the right to re-enter and resume possession of the Leased Premises immediately.

        4.02. Entry for Repairs and Inspection.

        Tenant shall permit Landlord and its contractors, officers, employees, agents, representatives and invitees to enter into and upon any part of the Leased Premises during reasonable hours (or in the event of an emergency involving potential injury, loss or damage to persons or property, at any time) to inspect or clean the same, make repairs, alterations or additions thereto, or (in the event of an emergency) to take other appropriate remedial steps, and, upon reasonable prior notice to Tenant, for the purpose of showing the same to prospective tenants, purchasers or lenders or their officers, employees, agents, representatives or contractors, and Tenant shall not be entitled to any abatement or reduction of Rent, or any other sums required to be paid by Tenant pursuant to this Lease, by reason thereof. Landlord shall use reasonable efforts not to interfere materially with the operation of Tenant's business during any such entry. Landlord shall have no liability to Tenant for any damages to the Leased Premises or Tenant's property therein which occurs in connection with any forced entry to the Leased Premises due to an emergency, Tenant hereby WAIVING any claim against Landlord therefor.

        4.03. Nuisance.

        Tenant shall occupy the Leased Premises, conduct its business and control Tenant's Associated Parties, all in such a manner as not to create or permit any public or private nuisance, or interfere with, annoy, or disturb the quiet enjoyment of, any other tenant or occupant or Landlord in their respective use, enjoyment or operation of the Property. Tenant will not keep any substance or apparatus, or carry on or permit any activity, which emits or might emit offensive odors, noise or vibrations into other portions of the Property.

        4.04. Laws and Regulations; Rules of Building.

        Tenant shall comply with, and Tenant shall cause Tenant's Associated Parties to comply with, all existing and future laws, ordinances, orders, rules and regulations of all state, federal, municipal, local and other governmental or judicial agencies or bodies relating to the use, condition or occupancy of the Leased Premises, and with the Rules of the Building reasonably adopted and altered by Landlord from time to time for the safety, care and cleanliness of the Building and other portions of the Property and for the preservation of good order therein, and with the rules and regulations adopted for the Parking Facilities from time to time in accordance with Section 3.04. The initial rules of the Building are attached hereto as Exhibit E. To the extent to which Landlord may do so reasonably and without violating the provisions of any existing or future lease with any other tenant of the Building, Landlord shall employ its good faith efforts to enforce the Building Rules in a consistent and even-handed manner as to all tenants of the Building whose use of their premises is similar to Tenant's use of the Leased Premises.

        4.05. Legal Use and Violations of Insurance Coverage; Hazardous
Materials.

                (a) Tenant shall not occupy or use the Leased Premises, or permit any portion of the Leased Premises to be occupied or used, for any business or purpose which is, directly or indirectly, forbidden by any applicable law, code, ordinance, rule, regulation or order of any federal, state, municipal or local governmental authority or court having jurisdiction thereof, or which is disreputable, or which may be dangerous to life, health or property, or do or permit anything to be done anything which would in any way violate the requirements of, or increase the rate of, fire, liability, or any other insurance policy on the Property or its contents. If Tenant commits any act or permits any use that increases the cost of any such policy, then in addition to Landlord's other rights and remedies in respect thereof, Landlord may require Tenant to pay such increased cost, which sum shall be due and payable by Tenant upon demand.

                (b) Tenant acknowledges that Landlord does not warrant that the Leased Premises or the Building are free from asbestos or asbestos containing material or from any other Hazardous Substances (as defined in Section 4.05(d) below). However, if, subsequent to the date hereof, other than as a result of any act or omission of Tenant, its agents, contractors, employees, licensees or invitees, Hazardous Substances are found to exist in the Leased Premises, and the same are of a nature and quantity that they constitute a present threat to the health or safety of Tenant's employees, as determined by or set forth in the applicable enforceable standards promulgated or adopted by the City of Houston, State of Texas or other health or governmental officials with jurisdiction over the Leased Premises, or otherwise render the Leased Premises unusable in substantially the same manner as prior to the discovery of such Hazardous Substance, then, promptly after receiving written notice thereof, Landlord shall commence taking such action as Landlord chooses which will cause such threat to cease, including (if Landlord so elects) removing such Hazardous Substances from the Leased Premises and disposing of such Hazardous Substances, in compliance with all applicable laws. Base Rental and other rentals due under this Lease shall abate commencing the later to occur of (x) one (1) business day after the date such Hazardous Substances are determined to constitute such a present threat or the Leased Premises have been rendered unusable, or (y) the date upon which Tenant ceases to make use of the Leased Premises, to the extent and in the proportion that the Leased Premises are unusable until they are again usable. [Moreover, if Landlord is unable to remedy the same during the Environmental Cure Period (as hereinafter defined), Tenant shall have the right (in addition to its right to abate rent as described above), to terminate this Lease by providing written notice to Landlord to such effect within thirty (30) days after the expiration of the Environmental Cure Period. As used herein, the term "Environmental Cure Period" shall mean a period of sixty (60) days commencing on the date Landlord receives written notice of such Hazardous Substance, or such longer period (not to exceed one year) as may be reasonably required to remedy such condition provided that Landlord commences such remedial efforts within said sixty (60) day period and thereafter diligently prosecutes the same to completion.] Tenant shall notify Landlord of the existence of such Hazardous Substance within ten (10) days after Tenant becomes aware of such condition. For the purpose of this Section 1.04(b), Tenant and Landlord agree that in no event shall any substances or materials be considered hazardous which are commonly used in the operation, maintenance or repair of buildings similar to the Building, the presence of which is not prohibited by applicable laws, ordinances, codes, rules or regulations.

                (c) Tenant hereby acknowledges it has reviewed or has had an opportunity to review reports and records in Landlord's possession relating to the presence or potential presence of asbestos containing materials in the Property (the "Asbestos Records"). Landlord hereby disclaims any and all representations or warranties, whether express or implied, regarding the accuracy or completeness of the Asbestos Records or any information or recommendations set forth therein. Upon Tenant's written request, Landlord will make available such Asbestos Reports at the Building management office, at any time during Building Operating Hours. Tenant agrees that no other duties of disclosure or notification are created or implied by Landlord's agreement to make the Asbestos Records available to Tenant.

                (d) As used herein, the term "Hazardous Substances" shall mean, without limitation, any material, waste or substance defined, listed, or regulated as a "hazardous substance", "hazardous waste", "toxic substance", "pollutant", "contaminant", "oil", or "petroleum substance" under any of the Environmental Laws (as hereinafter defined). As used herein, the term "Environmental Laws" shall mean any and all statutes, rules, regulations, ordinances, orders, permits, licenses, and other applicable legal requirements, relating directly or indirectly to human health or safety or the environment, or the presence, handling, treatment, storage, disposal, recycling, reporting, remediation, investigation, or monitoring of Hazardous Substances. As used herein, the term "release" shall have the same meaning as under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601 et al.

        4.06. Telecommunications Providers

        In the event Tenant wishes to use, at anytime during the term of this Lease, the services of a telecommunication provider whose equipment or service is not then in the Building, no such provider shall be entitled to enter the Building or commence providing such service without first obtaining the written consent of Landlord. Landlord may condition its consent on such matters as Landlord deems appropriate including, without limitation, (i) such provider agreeing to an easement in form and substance satisfactory to Landlord, (ii) Landlord having been provided and approved the plans and specifications for the equipment to be installed in the Building, (iii) Landlord having received, prior to the commencement of such work, such indemnities, bonds or other financial assurances as Landlord may require, (iv) the provider agreeing to abide by all Building rules and regulations, and agreeing to provide Landlord an "as built" set of plans and specifications, (v) the provider agreeing to pay Landlord such compensation as Landlord determines to be reasonable, and (vi) Landlord having determined that there is adequate space in the Building for the placement of such provider's lines and equipment.


                                        V

        5.01. Leasehold Improvements; Furnishings.

                (a) Landlord and Tenant hereby agree that the provisions of Exhibit C attached hereto shall govern the construction of Tenant's initial leasehold improvements.

                (b) Notwithstanding anything contained in this Lease to the contrary, if for any reason the Leased Premises should not be ready for occupancy by the estimated Commencement Date set forth in Section 1.02(b), or by any required Completion Date set forth in this Lease, Landlord shall not be liable or responsible to Tenant or any third party for any claims, damages, losses or liabilities in connection therewith or by reason thereof, Tenant hereby RELEASING Landlord from any such liability and responsibility to Tenant.

                (c) Tenant shall not make or allow to be made any alterations, physical additions (including fixtures) or improvements in or to the Leased Premises, or place safes, vaults or heavy furniture or equipment within the Leased Premises, without first obtaining the written consent of Landlord. Tenant shall deliver to Landlord a copy of the "as built" plans and specifications for all alterations, physical additions (including fixtures) or improvements so made in or to the Leased Premises, within thirty (30) days after the substantial completion thereof. Tenant further agrees that no food, soft drink or other vending machine will be installed within the Leased Premises without the written consent of Landlord.

                (d) All alterations, physical additions (including fixtures), or improvements in or to the Leased Premises shall become the property of Landlord upon the expiration or any earlier termination of this Lease, except as may be otherwise provided in Section 4.01; provided, however, that this Subsection shall not apply to Tenant's trade fixtures, or movable equipment or furniture.

                (e) Tenant shall indemnify and hold Landlord harmless, and defend Landlord with counsel reasonably selected by Landlord, from and against all costs (including reasonable attorneys' fees and expenses and costs of suit), losses, liabilities, claims, demands, actions or causes of action arising out of or relating to any alterations, physical additions or improvements made by Tenant in or to the Leased Premises, including any mechanics' or materialmen's liens asserted in connection therewith. The obligations of Tenant under this Subsection shall survive the expiration or any earlier termination of this Lease.

                (f) Should any mechanic's, materialman's or other liens be filed or asserted against any portion of the Property by reason of Tenant's or it's contractor's acts or omissions (including any alterations, physical additions or improvements in or to the Leased Premises by or on behalf of Tenant or its contractors) or because of a claim arising by, through or under Tenant or its contractor, Tenant shall cause the same to be canceled or discharged of record by bond, payment or otherwise within thirty (30) days after notice by Landlord. If Tenant shall fail to cancel or discharge said lien or liens within said thirty (30) day period, Landlord may, at its sole option, cancel or discharge the same (including, if Landlord so elects, by paying the amount claimed, or by bonding around such liens) and Tenant shall reimburse Landlord upon demand for all costs incurred (including reasonable attorneys' fees and out of pocket expenses of Landlord's legal counsel, and sums paid by Landlord to discharge or settle such lien claims) in canceling or discharging such liens. The obligations of Tenant under this Subsection shall survive the expiration or any earlier termination of this Lease.

        5.02. Repairs; Alterations and Improvements by Landlord.

        Landlord, by and through its contractor, shall have the sole right to make any repairs, alterations or additions that affect the Property's structural components, or the Property's mechanical, electrical and plumbing systems (excluding Tenant's personal property, fixtures and appliances, and nonstandard plumbing, electrical and mechanical equipment in or serving the Leased Premises). In the event of any damage to such components or systems caused by any act or omission of Tenant or Tenant's Associated Parties, the cost of repair or restoration of such damage shall be paid for solely by Tenant in an amount equal to Landlord's costs plus fifteen percent (15%) for administrative cost recovery. Except in the case of a casualty, condemnation or other event referred to in Sections 6.01 or 6.03 (as to which such Sections shall control as to any obligation of repair or rebuilding in connection therewith), Landlord agrees to make such repairs, and to perform such other work, to or upon the Building's structural components and mechanical, electrical and plumbing systems (excluding any such Tenant property and nonstandard equipment), as may be deemed necessary by Landlord for normal maintenance operations and Landlord shall not otherwise be obligated to make any improvements, physical additions or alterations to, or repairs of, the Leased Premises or the Property; provided, however, Landlord may (but shall not be obligated to), at its option, upon request of Tenant and at Tenant's expense, make such alterations, physical additions and improvements to, or repairs of, the Leased Premises as Tenant shall request in writing, at a cost equal to the costs incurred by Landlord in making such alterations, physical additions, improvements, or repairs, plus an additional charge of fifteen percent (15%) for administrative cost recovery, which amount shall be due and payable from Tenant to Landlord upon demand.

        5.03. Repairs by Tenant.

        Tenant shall, at its own cost and expense, keep the Leased Premises and all leasehold improvements in the Leased Premises in as good a condition as the condition thereof on the Commencement Date, normal wear and tear excepted, and shall perform all repairs, alterations, physical additions and improvements required to or in respect of the Leased Premises by any existing or future federal, state, municipal or local governmental law, code, ordinance, rule or regulation; provided, however, that this Section 5.03 shall not obligate Tenant to make any repairs, alterations, physical additions or improvements to the Property's structural components to the extent, if any, to which Landlord is obligated to make such repairs, alterations, physical additions or improvements pursuant to Sections 5.02, 6.01 or 6.03. Tenant shall be responsible for the repair and maintenance of all non-standard plumbing, mechanical and electrical equipment in or serving the Leased Premises including private toilets, lavatories, wetbars, appliances and special HVAC systems. If Tenant fails to commence any repairs or other work which Tenant is required to do under this
Section 5.03 within ten (10) days after written notice from Landlord to Tenant, or if Tenant fails to thereafter diligently prosecute such repairs or other work until completion in accordance with all applicable laws, codes, ordinances, rules and regulations, Landlord may, at its option, make such repairs or perform such other work, and Tenant shall pay to Landlord on demand Landlord's cost thereof plus a charge of fifteen percent (15%) for administrative cost recovery.

                                       VI

        6.01. Condemnation.

        If all or substantially all of the Leased Premises, or such portion of the Leased Premises or the Property as would render, in Landlord's reasonable judgment, the continuance of Tenant's business from the Leased Premises impracticable, shall be permanently taken or condemned for any public purpose, then Landlord shall give written notice thereof to Tenant within thirty (30) days from the date of such condemnation or taking, and this Lease shall terminate. If less than all or substantially all of the Leased Premises, or less than such portion of the Property, shall be permanently taken or condemned for any public purpose, then Landlord shall have the option of terminating this Lease by written notice to Tenant within thirty (30) days from the date of such condemnation or taking. If this Lease is terminated pursuant to this Section 6.01, this Lease shall expire on the date of transfer of possession of the Leased Premises, the Property, or any portion thereof. In the event of a permanent taking or condemnation for public purpose of a portion of the Leased Premises, if this Lease is not terminated pursuant to this Section 6.01, Tenant shall pay all Rent up to and including the date of transfer of possession of such portion of the Leased Premises so taken or condemned and this Lease shall terminate with respect to such portion of the Leased Premises on the date of transfer of possession of such portion of the Leased Premises. Thereafter the Base Rental, Tenant's Forecast Additional Rental and Tenant's Additional Rental shall be adjusted on a pro rata, square feet of Net Rentable Area basis. In the event of any permanent condemnation or taking contemplated by this Section 6.01, if this Lease is not terminated pursuant to this Section, Landlord shall promptly repair the Leased Premises or the Property, as the case may be, to Building Standard condition, or any other condition as Landlord may reasonably elect, so that the remaining portion of the Leased Premises or Property, as the case may be, shall constitute an architectural unit, fit for the intended use; provided, however, that Landlord's obligation to repair hereunder shall be limited to the extent of the net proceeds made available to Landlord for such repair from any such condemnation or taking and subject to the rights of Landlord's mortgagees. In the event of any temporary taking or condemnation for any public purpose of the Leased Premises or any portion thereof, then this Lease shall continue in full force and effect except that Base Rental, Tenant's Forecast Additional Rental, and Tenant's Additional Rental shall be adjusted on a pro rata, square foot of Net Rentable Area basis for the period of time that the Leased Premises or such portion thereof are so taken and Landlord shall be under no obligation to make any repairs or alterations. In the event of any condemnation or taking of the Leased Premises or any portion thereof, Tenant hereby assigns to Landlord the value of all or any portion of the unexpired term of the Lease and all leasehold improvements and Tenant may not assert a claim for a condemnation award therefor; provided, however, Tenant may pursue a separate attempt to recover an award or compensation against or from the condemning authority for (i) the value of any fixtures, furniture, furnishings, and other personal property which when condemned but which under the terms of this Lease Tenant is permitted to remove at the end of the term of this Lease, and (ii) Tenant's relocation and moving expenses, and (iii) compensation for loss to Tenant's business; and provided, further, that Tenant's pursuit of such claim or award does not delay the delivery of or amount of any award to Landlord.

        6.02. Damages from Certain Causes.

        Landlord shall not be liable or responsible to Tenant or any of Tenant's Associated Parties for any loss or damage to any property or injury to any person occasioned by theft, fire, act of God, public enemy, riot, strike, insurrection, trespasser, other tenants in the Building, war, requisition or order of governmental body or authority, court order or injunction, or any cause beyond Landlord's control, or for any damage or inconvenience which may arise through repair, alteration, maintenance or improvement of any part of the Property, REGARDLESS OF WHETHER OR NOT CAUSED OR ALLEGED TO BE CAUSED IN WHOLE OR IN PART BY THE NEGLIGENCE OF LANDLORD, OR ANYONE FOR WHOM LANDLORD IS RESPONSIBLE, and Tenant hereby forever RELEASES Landlord from any and all liability therefor, except to the extent such loss or damage arises from the intentional misconduct of Landlord.

        6.03. Casualty Clause.

                (a) In the event all or any portion of the Leased Premises or Property (excluding space in the Building leased or held for lease to others) is damaged by fire, earthquake, flood or other casualty, or by any other cause of any kind or nature (such damaged property being hereinafter referred to as the "Damaged Property"), and the Damaged Property can, in the opinion of Landlord's architect, be repaired within ninety (90) calendar days from the date of issuance of Landlord's architect's opinion, then, this Lease shall not be terminated and Landlord shall proceed to rebuild or restore the Damaged Property to Building Standard condition, or to such other condition as Landlord may reasonably elect, subject to subsections (c) and (d) hereof, and subject to proceeds being made available to Landlord by Landlord's mortgagee. Landlord shall cause its architect to issue such architect's opinion concerning such matter to Landlord and Tenant within thirty (30) days after Landlord learns of the occurrence of such damage.

                (b) In the event the Damaged Property cannot, in the opinion of Landlord's architect, be repaired within ninety (90) days from the date of issuance of Landlord's architect's opinion, Landlord, at Landlord's sole option, shall have the right (i) to terminate this Lease by notifying Tenant of such termination within thirty (30) days after issuance of Landlord's architect's opinion, or (ii) to restore or rebuild the Damaged Property to Building Standard condition, or to such other condition as Landlord may reasonably elect, subject to subsection (d) hereof, and subject to proceeds being made available to Landlord by Landlord's mortgagees.

                (c) Notwithstanding the provisions of subsection (a) hereof, if at the time of any such damage, less than one (1) year remains in the term of this Lease, exclusive of any renewal options which have not been effectively exercised by Tenant prior to the occurrence of such damage, then Landlord, at Landlord's sole option, shall have the right to terminate this Lease.

                (d) In the event this Lease is not terminated as provided hereunder, (i) Landlord shall be obligated to rebuild or restore the Damaged Property only to the extent of the net insurance proceeds made available to Landlord for the purpose of rebuilding and restoration, (ii) if the Damaged Property is all or any portion of the Leased Premises, Landlord shall be obligated to rebuild or restore the Damaged Property only to Building Standard condition, except that Tenant shall have the right to require Landlord to rebuild or restore the Damaged Property substantially to the condition which existed immediately prior to such damage, provided that Tenant bears all costs and expenses, including without limitation, rentals that are lost due to extended construction time, in excess of the lesser of (A) any net insurance proceeds made available to Landlord for the purpose of rebuilding or restoration, or (B) the cost to Landlord of rebuilding and restoring the Damaged Property to Building Standard condition; and (iii) Tenant shall be entitled to a pro rata abatement of Base Rental, Tenant's Forecast Additional Rental, and Tenant's Additional Rental during the period of time the Leased Premises, or any portion thereof, are untenantable due to such damage. As used in this Lease, the term "Building Standard" shall mean such condition as Landlord shall in good faith select from time to time as standard for the Building, provided that the aggregate cost of labor and materials and other costs associated with such work does not exceed Twelve and 00/100 Dollars ($12.00) per square foot of Net Rentable Area.

                (e) In the event of any termination of this Lease under this
Section 6.03, this Lease shall terminate on the date of such damage. Notwithstanding any contrary language in this Section 6.03, if all or any portion of the Damaged Property was damaged through any act or omission of Tenant or any of Tenant's Associated Parties, Tenant shall pay Landlord the cost to repair such damage and (unless Landlord elects to terminate this Lease as provided in this Section 6.03) Rent shall continue hereunder unabated.

        6.04. Casualty Insurance.

        At all times during the term of this Lease, Landlord shall maintain insurance on the Property (excluding "Tenant's Work" and any leasehold improvements which are not Building Standard) against loss or damage by fire or other insurable hazards and contingencies, all as desired by Landlord. Said insurance may, at Landlord's option, include rental interruption insurance as desired by Landlord. Said insurance shall be maintained with an insurance company authorized to do business in Texas, in amounts and with such deductibles as are desired by Landlord and payments for losses thereunder shall be made solely to Landlord, subject to rights of Landlord's mortgagees. Tenant shall maintain at its expense so-called "All Risk" property insurance, including damage due to flood, on all its personal property, including removable trade fixtures, located in the Leased Premises and on Tenant's Work and all other additions and improvements (including fixtures) made by Tenant and not required to be insured by Landlord above, on a full replacement value basis (subject to reasonable deductibles). Any insurance required of Tenant under this Article VI shall be written by insurers authorized to conduct business in Texas who are acceptable to Landlord or who have an A.M. Best Company rating of "A-" or better and financial size category of not less than VIII. Such coverage may be under blanket insurance policies covering other properties of Tenant, provided that
(1) any such blanket insurance policy shall specify therein, or the insurer under such policy shall certify to Landlord, any material sublimits in such blanket policy applicable to the Property, which amounts shall not be less than the amounts required pursuant to this Article VI, and (2) any such blanket insurance policy shall comply in all respects with the other applicable provisions of this Article VI. Tenant shall cause Landlord to be named as an additional insured on all policies maintained by Tenant under this Article VI, and shall cause said policies to be endorsed to provide that Landlord shall be given at least thirty (30) days' prior written notice of any cancellation or modification of said policies. If the annual premiums to be paid by Landlord on any insurance maintained by Landlord under this Article VI shall exceed the standard rates because of Tenant's operations within, or contents of, the Leased Premises or because the improvements to the Leased Premises are in excess of Building Standard, Tenant shall promptly pay the excess amount of the premium upon request by Landlord (and if necessary, Landlord may allocate the insurance costs of the Property to give effect to this sentence). Tenant shall deliver to Landlord a duly executed certificate of insurance, reflecting Tenant's maintenance of the insurance required under this Article VI, at least fifteen
(15) days prior to the Commencement Date, and at such other times as Landlord may request, and Tenant shall provide to Landlord a duly executed certificate reflecting renewal of such insurance at least fifteen (15) days prior to the expiration of any such insurance policy.

        6.05. Liability Insurance.

        At all times during the term of this Lease, Landlord and Tenant shall each maintain a policy or policies of commercial general liability insurance (or successor comparable form of coverage in the broadest form then reasonably available) with the premiums thereon fully paid on or before the due date. Such insurance shall be written on an "occurrence" basis including, without limitation, blanket contractual liability coverage, broad form property damage, independent contractors coverage and personal injury coverage occasioned by any occurrence on or about the Property. Such insurance shall afford minimum protection of not less than $1,000,000 combined single limit for bodily injury or property damage in any one occurrence and not less than $2,000,000 aggregate for all occurrences.

        6.06. Other Insurance.

        At all times during the term of this Lease, Tenant shall maintain statutory workers' compensation insurance (unless applicable law does not require Tenant to maintain such insurance, and Tenant obtains Landlord's consent to Tenant's election not to maintain such insurance), and employers' liability insurance with respect to all of Tenant's employees working at the Leased Premises. Tenant shall also maintain such other or additional amounts of insurance with respect to the Leased Premises, Tenant's property and the business of Tenant operated at the Leased Premises as may be customary for entities or persons having properties or exposures similar to those owned or faced by Tenant, or as Landlord may otherwise reasonably require from time to time.

        6.07. Hold Harmless.

        To the fullest extent permitted by applicable law, Tenant will indemnify and hold Landlord, its affiliates, and their respective officers, directors, shareholders, agents, representatives, employees and personnel (individually and collectively the "Indemnified Parties") harmless from and against, (i) all claims, demands, liabilities, and actions (including attorneys' fees and expenses and other costs and expenses of defending against, settling, or otherwise dealing with such claims, demands, actions and liabilities) resulting or alleged to result from any breach, violation or non-performance by Tenant of any covenant or condition of this Lease, and (ii) all claims, demands, actions, damages, losses, costs, liabilities, expenses and judgments suffered, incurred or paid by, recovered from or asserted against the Indemnified Parties on account of injury or damage to person or property to the extent that any such damage or injury may be incident to, arise out of, or be caused, either proximately or remotely, wholly or in part, by (x) an act or omission which constitutes negligence or misconduct on the part of Tenant or any of Tenant's Associated Parties or of any other person entering upon the Property under or with the express or implied invitation or permission of Tenant, (y) the violation by Tenant or any of Tenant's Associated Parties, or any such other person, of any law, rule, regulation, ordinance or governmental order of any kind or of any of the Building Rules and Regulations described in Exhibit E to this Lease (as such Rules and Regulations may hereinafter be amended or supplemented from time to time) or (z) the occupancy or use by Tenant, or any of Tenant's Associated Parties, of the Property, or any other property owned by Landlord or any of its affiliates.

        6.08. Waiver of Subrogation Rights.

        Anything in this Lease to the contrary notwithstanding, Landlord and Tenant each hereby waives any and all rights of recovery, claim, action or cause of action against the other, its agents, servants, shareholders, officers, directors or employees, for any loss or damage that may occur to the Leased Premises, the Property, or any personal property or fixtures of such party therein or thereon, by reason of fire, the elements, or any other cause to the extent same is required to be insured against under the terms of the casualty insurance policies referred to in Section 6.04, or to the extent otherwise actually insured against under a casualty insurance policy maintained by the party suffering such loss or damage, regardless of cause or origin, including negligence, but excluding gross negligence or willful misconduct, of the other party hereto, its agents, officers, shareholders, directors, servants or employees, and covenants that no insurer shall hold any right of subrogation against such other party. The foregoing waiver shall not be applicable to reasonable insurance deductibles, nor shall it be applicable to the extent to which such waiver requires consent or endorsement on the part of any insurer and such consent or endorsement is not obtained. Each party agrees to use reasonable efforts to obtain from its insurer any consent or endorsement which is necessary to give effect to the foregoing waiver of subrogation.

                                       VII

        7.01. Default and Remedies.

        The occurrence of any of the following shall constitute an event of default under this Lease:

                        (1) Any monthly installment of Base Rental or Tenant's Forecast Additional Rental, any Tenant's Additional Rental Adjustment, or any other sum of money payable by Tenant under this Lease is not paid when due;

                        (2) The Leased Premises are deserted, vacated, or not used as regularly or consistently as would normally be expected for similar premises put to general office use, even though Tenant continues to pay the Rent and other sums of money payable by Tenant under this Lease;

                        (3) Tenant's interest in this Lease or the Leased Premises, or any personal property or fixtures of Tenant in the Leased Premises, shall be subjected to any attachment, levy, or sale pursuant to any order or decree entered against Tenant in any legal proceeding and such order or decree shall not be vacated within fifteen (15) days of entry thereof;

                        (4) Tenant breaches or fails to comply with any term, provision, condition, or covenant of this Lease, other than as described in
Section 7.01(a)(1), or with any of the Rules and Regulations now or hereafter established to govern the operation of the Building, Parking Facilities, or other portion of the Property;

                        (5) There shall occur an event of default on the part of Tenant (or any entity controlling, controlled by, or under common control with, Tenant) under any other lease between Landlord (or any entity controlling, controlled by, or under common control with Landlord) and Tenant (or any entity controlling, controlled by, or under common control with, Tenant) covering space in the Building or elsewhere;

                        (6) Any guarantor of any obligations of Tenant under this Lease (each a "Guarantor") breaches or fails to comply with any term, provision, condition or covenant of any guaranty or other instrument or agreement guaranteeing all or any portion of any obligations of Tenant under this Lease (each a "Guaranty"), or there shall occur an event of default under any Guaranty;

                        (7) Tenant or any Guarantor shall file a petition under any section or chapter of the Bankruptcy Code or under any similar law or statute of the United State or any State thereof, or Tenant or any Guarantor shall be adjudged bankrupt or insolvent in proceedings filed against Tenant or any Guarantor thereunder, or a petition or answer proposing the adjudication of Tenant or any Guarantor as a bankrupt or its reorganization under any present or future federal or state bankruptcy or similar law shall be filed in any court and such petition or answer shall not be discharged or denied within thirty (30) days after the filing thereof; or

                        (8) A receiver or trustee shall be appointed for all or substantially all of the assets of Tenant or any Guarantor, or for Tenant's interest in the Leased Premises or any of Tenant's property located therein, in any proceeding brought by Tenant or any Guarantor, or any such receiver or trustee shall be appointed in any proceeding brought against Tenant or any Guarantor and shall not be discharged within thirty (30) days after such appointment or Tenant or such Guarantor shall consent to or acquiesce in such appointment.

                (b) Upon the occurrence of any event of default and (i) if the event of default described in Section 7.01(a)(1) is not cured within five (5) days after written notice to Tenant from Landlord of such event of default, (ii) if the event of default described in Section 7.01(a)(4) is not cured within thirty (30) days after written notice to Tenant from Landlord of such event of default, or (iii) if any other event of default is not cured immediately, Landlord shall have the option to do and perform any one or more of the following in addition to, and not in limitation of, any other remedy or right provided it by law or in equity or by this Lease:

                        (1) Terminate this Lease by giving notice thereof to Tenant in which event Tenant shall immediately vacate and deliver possession of the Leased Premises to Landlord and if Tenant fails to do so Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in Rent or other sums owed under this Lease enter upon and take possession of the Leased Premises and expel or remove Tenant and any other person who may be occupying the Leased Premises, or any part thereof, by force, if necessary, without being liable for prosecution or any claim of damages therefor, and Tenant hereby agrees to pay to Landlord on demand the amount of all loss and damage which Landlord may suffer by reason of such termination, whether through inability to relet the Leased Premises on satisfactory terms or otherwise, including (i) all reasonable expenses necessary to relet the Leased Premises which shall include the cost of renovating, repairing and altering the Leased Premises for a new tenant or tenants, advertisements and brokerage fees and (ii) any increase in insurance premiums caused by the vacancy of the Leased Premises. If such termination is caused by the failure to pay any Rent or other sums owed under this Lease the abandonment of any substantial portion of the Leased Premises, Landlord may elect, by sending notice thereof to Tenant, to receive as liquidated damages, and not as a penalty, an amount equal to the Rent payable hereunder for the month during which the Lease is terminated times the lesser of (x) twelve (12), or (y) the whole number of months which, but for such termination, would have remained in the term of this Lease, which shall be in lieu of the payment of loss and damage Landlord may suffer by reason of such termination as provided in the preceding sentence (it being agreed that the exact amount of such loss or damage will be difficult to ascertain and that said liquidated damages amount is a reasonable forecast of Landlord's loss or damage in such event) but which shall not be in lieu of or reduce in any way any amount (including accrued Rent) or damages due to breach of covenant (whether or not liquidated) payable by Tenant to Landlord which accrued prior to the termination of this Lease. Nothing contained in this Lease shall limit or prejudice the right of Landlord to prove for and obtain in proceedings for bankruptcy or insolvency by reason of the termination of this Lease, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, the damages are to be proved, whether or not the amount be greater, equal to, or less than the amount of the loss or damages referred to above.

                        (2) Enter upon and take possession of the Leased Premises and expel or remove Tenant or any other person who may be occupying the Leased Premises, or any part thereof, by force, if necessary, without having any civil or criminal liability therefor and, without terminating this Lease, Landlord may (but shall be under no obligation to, Tenant hereby WAIVING any such obligation on the part of Landlord) relet the Leased Premises or any part thereof for the account of Tenant, in the name of Tenant or Landlord or otherwise, without notice to Tenant for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the term of this Lease) and on such conditions (which may include concessions or free rent) and for such uses as Landlord in its sole and absolute discretion may determine and Landlord may collect and receive any rents payable by reason of such reletting; and Tenant agrees to pay Landlord on demand all reasonable expenses necessary to relet the Leased Premises which shall include the costs of renovating, repairing and altering the Leased Premises for a new tenant or tenants, advertisements and brokerage fees, and Tenant further agrees to pay Landlord on demand any deficiency that may arise by reason of such reletting. Landlord shall not be responsible or liable for any failure to relet the Leased Premises or any part thereof or for any failure to collect any rent due upon any such reletting. No such re-entry or taking of possession of the Leased Premises by Landlord shall be construed as an election on Landlord's part to terminate this Lease unless a notice of such termination is given to Tenant pursuant to
Section 7.01(b)(1) above.

                        (3) Enter upon the Leased Premises by force if necessary without having any civil or criminal liability therefor, and do whatever Tenant is obligated to do under the terms of this Lease and Tenant agrees to reimburse Landlord on demand for any expenses which Landlord may incur in thus effecting compliance with Tenant's obligations under this Lease, and Tenant further agrees that Landlord shall not be liable for any damages resulting to Tenant from such action (Tenant hereby WAIVING any claim against Landlord therefor), EVEN IF CAUSED OR ALLEGED TO BE CAUSED IN WHOLE OR IN PART BY THE NEGLIGENCE OF LANDLORD OR ANYONE FOR WHOM LANDLORD IS RESPONSIBLE.

                        (4) No repossession of or re-entering on the Leased Premises or any part thereof pursuant to this Section 7.01 and no reletting of the Leased Premises or any part thereof pursuant to this Section 7.01 shall relieve Tenant or any Guarantor of its liabilities and obligations hereunder, all of which survive such repossession or re-entering.

                        (5) Landlord shall have the right and option, upon the occurrence of an event of default hereunder, to change the locks and other security devices within or about the Leased Premises without notice to Tenant. Landlord shall have no obligation to provide Tenant access to the Leased Premises subsequent thereto or provide Tenant keys therefor or to post any notices of any kind on the door to the Leased Premises. The provisions hereof shall supersede any conflicting provisions of the Texas Property Code, including without limitation the provisions of Section 93.002 thereof.

                        (6) No right or remedy herein conferred upon or reserved to Landlord is intended to be exclusive of any other right or remedy, and each and every right and remedy shall be cumulative and in addition to any other right or remedy given hereunder or now or hereafter existing at law or in equity. In addition to other remedies provided in this Lease, Landlord shall be entitled, to the extent permitted by applicable law, to injunctive relief in case of the violation, or attempted or threatened violation, of any of the covenants, conditions or provisions of this Lease, or to a decree compelling performance of any of the covenants, conditions or provisions of this Lease, or to any other remedy allowed to Landlord at law or in equity.

        Notwithstanding the preceding provisions of this Section 7.01(b): (i) Tenant shall not be entitled to receive, nor shall Landlord be obligated to furnish, any notice or opportunity to cure provided for in the preceding provisions of this Section 7.01(b) with respect to an event of default, and Landlord may proceed to exercise any or all of its rights and remedies in respect of such event of default without furnishing any notice or opportunity to cure, if the same or similar type of event of default shall have occurred two
(2) or more times during the immediately preceding twelve (12) month period; and
(ii) if the event of default is one described in Section 7.01(a)(4) and such event of default consists of, or causes or involves, annoyance or disturbance of, or interference with, any other tenant's or occupant's, or Landlord's, use or enjoyment of space in the Building leased or occupied by such other tenant or occupant, or Landlord, or the Parking Facilities, or other portions of the Property, then the period of Tenant's opportunity to cure shall be reduced from thirty (30) days to such lesser period of any length as Landlord in its sole and absolute discretion shall deem to be the minimum appropriate amount of time to cure such event of default, as specified by Landlord in such notice.

                (c) In connection with the exercise by Landlord of its rights and remedies in respect of any event of default on the part of Tenant, to the extent (but no further) that Landlord is required by applicable Texas law to mitigate damages, or to use efforts to do so, and such requirement cannot be lawfully and effectively waived (it being the intention of Landlord and Tenant that such requirements be and are hereby WAIVED to the maximum extent permitted by applicable law), Tenant agrees in favor of Landlord that Landlord shall not be deemed to have failed to mitigate damages, or to have used the efforts required by law to do so, because:

                        (1) Landlord leases other space in the Building which is vacant prior to re-letting the Leased Premises;

                        (2) Landlord refuses to relet the Leased Premises to any affiliate of Tenant, or any principal of Tenant, or any affiliate of such principal (for purposes of this Lease, "affiliate" shall mean and refer to any person or entity controlling, under common control with, or controlled by, the party in question);

                        (3) Landlord refuses to relet the Leased Premises to any person or entity whose creditworthiness Landlord in good faith deems unacceptable;

                        (4) Landlord refuses to relet the Leased Premises to any person or entity because the use proposed to be made of the Leased Premises by such prospective tenant is not general office use of a type and nature consistent with that of the other tenants in the portions of the Building leased or held for lease for general office purposes as of the date Tenant defaults under this Lease (by way of illustration, but not limitation, government offices, consular offices, doctor's or dentist's offices or medical or dental clinics or laboratories, or schools would not be uses consistent with that of other tenants in the Building), or because such use would, in the good faith opinion of Landlord, impose unreasonable or excessive demands upon the Building systems, equipment or facilities;

                        (5) Landlord refuses to relet the Leased Premises to any person or entity, or any affiliate person or entity, who has been engaged in litigation with, or who has threatened litigation against, Landlord or any of its affiliates, or whom Landlord in good faith deems to be unreasonably or excessively litigious;

                        (6) Landlord refuses to relet the Leased Premises because the tenant or the terms and provisions of the proposed lease are not approved by the holders of any liens or security interests in the Property or any part thereof, or would cause Landlord to breach or be in default of, or to be unable to perform any of its covenants under, any agreements between Landlord and any third party;

                        (7) Landlord refuses to relet the Leased Premises because the proposed tenant is unwilling to execute and deliver Landlord's standard lease form without tenant-oriented modifications or such tenant requires improvements to the Leased Premises to be paid at Landlord's cost and expense; or

                        (8) Landlord refuses to relet the Leased Premises to a person or entity whose character or reputation, or the nature of whose business, Landlord in good faith deems unacceptable;

and it is further agreed that each and all of the grounds for refusal set forth in clauses (1) through (8), both inclusive, of this sentence are reasonable grounds for Landlord's refusal to relet the Leased Premises, or (as to all other provisions of this Lease) for Landlord's refusal to issue any approval, or take any other action, of any nature whatsoever under this Lease.

        In the event the waiver set forth in the preceding sentence shall be ineffective, Tenant further agrees in favor of Landlord, to the maximum extent to which it may lawfully and effectively do so, that the following efforts to mitigate damages if made by Landlord (and without obligating Landlord to render such efforts) shall be conclusively deemed reasonable, and that Landlord shall be conclusively deemed to have used the efforts to mitigate damages required by applicable law if:
Landlord places the Leased Premises on its inventory of available space in the Building; Landlord makes such inventory available to brokers who request same; and Landlord shows the Leased Premises to prospective tenants (or their brokers) who request to see it.

        7.02. Lien for Rent.

        Tenant hereby grants to Landlord a security interest in and to all of Tenant's tangible personal property now or hereafter located within the Leased Premises, but not on Tenant's business records (such contractual security interest being in addition to and cumulative of any other lien granted Landlord by statute or otherwise), and upon the occurrence of an event of default by Tenant, Landlord may, in addition to any other remedies provided herein, enter upon the Leased Premises and take possession of any and all such goods, wares, equipment, fixtures, furniture, improvements and other personal property owned by Tenant and situated on the Leased Premises, without liability for trespass or conversion (and Tenant hereby waives any right to notice or hearing prior to such taking of possession by Landlord), foreclose the security interest hereby granted and sell the same at public or private sale, with or without having such property at the sale, after giving Tenant reasonable notice of the time and place of any public sale or of the time after which any private sale is to be made, at which sale Landlord or its assigns may purchase unless otherwise prohibited by law. Unless otherwise provided by law, and without intending to exclude any other manner of giving Tenant reasonable notice, the requirement of reasonable notice shall be met if such notice is given in the manner prescribed in this Lease at least five (5) days before the date of sale. Any sale made pursuant to the provision of this Section 7.02 shall be deemed to have been a public sale conducted in a commercially reasonable manner if held in the Leased Premises after the time, place and method of sale and a general description of the types of property to be sold have been advertised in a daily newspaper published in the county where the Property is located for five (5) consecutive days prior to the date of sale. The proceeds from any such disposition, less any and all expenses connected with the taking of possession, holding and selling of the property (including reasonable attorneys fees and other expenses) shall be applied as a credit against the indebtedness secured by the security interest granted in this Section 7.02. Landlord shall have all of the rights of a secured party under the Texas Business and Commerce Code, as the same may be amended from time to time. Any surplus shall be paid to Tenant or as otherwise required by law; and the Tenant shall pay any deficiency forthwith. Notwithstanding the foregoing, Landlord hereby agrees to subordinate its liens herein retained (as well as any statutory landlord's lien) to an existing lien as of the date the lease is executed by Tenant or any future liens, securing bona fide financing of Tenant's trade fixtures, movable personal property or equipment placed in the Leased Premises provided that the equipment, movable personal property and trade fixtures to which such subordination extends is identified with specificity.

        7.03. Late Payments.

        In the event any installment of Base Rental or Tenant's Forecast Additional Rental, or any Tenant's Additional Rental Adjustment or any other charge owed by Tenant hereunder is not paid when due, Tenant shall pay upon demand as a late charge an amount equal to five percent (5%) of the amount due. In addition, all past due Rent and other sums of any kind or nature owing by Tenant under this Lease shall bear interest from the date due until paid at the rate of eighteen percent (18%) per annum, or such lesser rate as is provided for in the following sentence. Notwithstanding the foregoing, however, in no event shall the aggregate of all interest, and all sums (howsoever denominated) which are deemed to constitute interest for purposes of applicable usury laws, which are paid, received, charged or contracted for under this Lease ever exceed, on a per annum basis, the highest per annum rate of interest permitted by applicable law (the "Highest Lawful Rate"). Should Tenant make a partial payment of past due amounts, the amount of such partial payment shall be applied to reduce the obligations of Tenant, in such order and manner as Landlord may elect, in its sole and absolute discretion.

        7.04. Attorney's Fees.

        Tenant agrees to pay to Landlord upon demand all reasonable attorney's fees and out-of-pocket expenses of Landlord's legal counsel incurred in connection with or as a result of any event of default under this Lease, or the enforcement of this Lease against Tenant.

        7.05. No Waiver of Rights.

        No failure of Landlord to exercise, or delay of Landlord in exercising, any right or power given it herein, or failure of Landlord to insist, or delay of Landlord in insisting, upon strict compliance by Tenant of any obligation imposed on it herein, and no custom or practice of either party hereto at variance with any term hereof, shall constitute a waiver or a modification of the terms hereof by Landlord or any right it has herein to demand strict compliance with the terms hereof by Tenant. No waiver of any right of Landlord or any event of default by Tenant on one occasion shall operate as a waiver of any of Landlord's other rights or of any subsequent event of default by Tenant. No express waiver shall affect any condition, covenant, term, provision, rule, or regulation other than the one specified in such waiver and then only for the time and in the manner specified in such waiver. No person has or shall have any authority to waive any provision of this Lease unless such waiver is expressly made in writing and signed by an authorized officer of Landlord.

        7.06. Holding Over.

        In the event of any holding over by Tenant after the expiration or earlier termination of this Lease without the consent of Landlord, Tenant shall pay as liquidated damages, and not as a penalty solely for such holding over, twice the Rent (including all Base Rental, Tenant's Forecast Additional Rental and Tenant's Additional Rental Adjustment) as would have been payable if this Lease had not so terminated or expired for the entire hold over period (it being agreed that Landlord's actual damages in such event will be difficult to ascertain, and that the foregoing amount is a reasonable forecast of Landlord's actual damages in such event). No holding over by Tenant after the term of this Lease shall be construed to extend this Lease. In the event of any unauthorized holding over, Tenant shall indemnify and hold harmless Landlord from and against all claims for damages, and all other claims, demands, actions and causes of action of any kind, by any other tenant to whom Landlord shall have leased all or part of the Leased Premises effective upon the expiration or earlier termination of this Lease. Any holding over with the express consent of Landlord shall constitute this Lease to be a lease from month to month at a Base Rental, Tenant's Forecast Additional Rental, Tenant's Additional Rental Adjustment, and all other sums required to be paid by Tenant prior to the expiration or earlier termination of this Lease, as may be determined by Landlord in its sole and absolute discretion.

                                      VIII

        8.01. Landlord's Mortgagee.

        Tenant acknowledges that the Property, this Lease and the rents payable hereunder have been pledged by Landlord to Nationwide Life Insurance Company as security for a loan by Nationwide Life Insurance Company to Landlord in connection with the ownership of the Property.

        8.02. Subordination.

        Tenant agrees that the rights of Tenant under this Lease are subject and subordinate to, and upon the request of Landlord made in writing Tenant will confirm the subordination of this Lease to, each ground lease now or hereafter covering all or any part of the Land and each mortgage or deed of trust which may now or hereafter encumber the Property or any portion thereof, as well as to all renewals, modifications, consolidations, replacements and extensions thereof, in a written form reasonably acceptable to the lessor under any such ground lease or the holder of any such mortgage or deed of trust. Tenant expressly recognizes and agrees that (i) the holder of any such mortgage or deed of trust may sell the Property or any portion thereof, and the lessor under any such ground lease may terminate such lease or the ground lessee's right of possession thereunder, in the manner provided for by law in such instrument, and
(ii) such sale or other action may be made subject to this Lease. In the event of the enforcement by the lessor under any such ground lease or the holder of any such mortgage or deed of trust of the remedies provided for by law or by such ground lease, mortgage or deed of trust, Tenant will, upon request of said lessor, or any person or party succeeding to the interest of said holder as a result of such enforcement, automatically become Tenant of said lessor, or such successor in interest, without change in the terms or provisions of this Lease; provided, however, that said lessor, or such successor in interest, shall not be bound by (x) any payment of Rent for more than one month in advance except prepayments in the nature of security for the performance by Tenant of its obligations under this Lease, or (y) any amendment or modification of this Lease made without the written consent of such lessor, holder or successor in interest if such lessor, holder or successor in interest had previously notified Tenant in writing of its interest. Upon request by such lessor, holder or successor in interest, Tenant shall execute and deliver an instrument or instruments confirming the attorment herein provided for in a form reasonably acceptable to such lessor, holder or successor in interest.

        8.03. Cure Rights for Landlord Default.

        Notwithstanding anything contained in this Lease to the contrary, in the event of any default by Landlord in performing its covenants or obligations hereunder which would give Tenant any right to terminate this Lease, or any other right under this Lease, Tenant shall not exercise such right unless and until (a) Tenant gives written notice of such default (which notice shall specify the default in reasonable detail) to Landlord, and each lessor under any such ground lease and holder of any such mortgage or deed of trust who has theretofore notified Tenant in writing of its interest and an address to which notices are to be sent, and (b) Landlord and said lessors and holders fail to commence action to cure said default within thirty (30) days from the giving of such notice by Tenant, or having timely commenced such action, fail to prosecute such efforts to completion with reasonable diligence thereafter. The provisions of Section 10.01 shall govern the manner and effective date of any notice to be given by Tenant to any such parties. Tenant's sole remedy for any such default shall be an action against Landlord for damages, and Tenant hereby WAIVES, to the maximum extent allowed by law, the benefits of any laws granting Tenant a lien upon property of Landlord, or upon Rent due Landlord.

        8.04. Estoppel Certificate or Three-Party Agreement.

        At the request of Landlord from time to time, Tenant will execute an estoppel certificate certifying to such facts (if true) as Landlord may reasonably require, and containing such agreements and acknowledgments as may be reasonably required by any existing or proposed holder of a mortgage or deed of trust on the Properly or Land or any portion thereof. In the event Tenant fails to execute and deliver the same within five (5) business days after request therefor, Landlord shall have the right (and Tenant hereby empowers Landlord) to execute and deliver such certificate for and on behalf of and as the binding act of Tenant.

                                       IX

        9.01. Sublease or Assignment by Tenant.

                (a) Tenant shall not, without Landlord's prior written consent:
(i) assign, convey, mortgage, encumber, or otherwise transfer (whether voluntarily, by operation of law, or otherwise) this Lease or any interest of Tenant hereunder; (ii) allow any lien to be placed upon this Lease or any interest of Tenant hereunder; (iii) sublet the Leased Premises or any part thereof; or (iv) permit the use or occupancy of the Leased Premises or any part thereof by anyone other than Tenant. Any attempt to consummate any of the foregoing without Landlord's consent shall be of no force or effect. For purposes hereof, the transfer of the ownership or voting rights in a controlling interest of the voting stock of Tenant (if Tenant is a corporation), or the transfer of a majority of the membership interests in Tenant (if Tenant is a limited liability company), or the transfer of a general partnership interest or a majority of the limited partnership interest in Tenant (if Tenant is a partnership), at any time throughout the term of this Lease, shall be deemed to be an assignment of this Lease.

                (b) Notwithstanding anything herein to the contrary, if at any time or from time to time during the term of this Lease Tenant desires to sublet all or any portion of the Leased Premises or assign Tenant's interest in this Lease, Tenant shall notify Landlord in writing (hereinafter referred to in this Section 9.01 as the "Notice") of the terms of the proposed subletting or assignment, the identity of the proposed sublessee or assignee, the area proposed to be sublet or covered by the assignment (hereinafter referred to as "Sublet Space"), and such other information as Landlord may request to evaluate Tenant's request to sublet or assign. The Notice shall be accompanied by a $500.00 payment to Landlord as an administrative fee for

Landlord's consideration of Tenant's request, which payment shall be nonrefundable to Tenant under all circumstances, and regardless of whether or not Landlord grants the requested consent. Landlord shall then have the option
(i) to sublet the Sublet Space from Tenant as provided in subsection (c) hereof at the same Base Rental and Tenant's Additional Rental as Tenant is required to pay to Landlord under this Lease for the Sublet Space, (ii) to terminate this Lease as to the Sublet Space as provided in subsection (d) hereof, or (iii) to conditionally allow the proposed sublease or assignment subject to the review and approval provided in subsection (e) hereof. Landlord's option to sublet, to terminate, or to conditionally allow the proposed sublease or assignment subject to such review and approval, as the case may be, shall be exercisable by Landlord by written notice to Tenant within a period of thirty (30) calendar days after Landlord's receipt of a complete and accurate Notice with respect thereto and the required administrative fee and any failure by Landlord to exercise any of such options within said thirty (30) day period shall be deemed to constitute the election of option (iii) above.

                (c) In the event Landlord exercises the option to sublet the Sublet Space as set forth above, the term of the subletting from Tenant to Landlord shall be the term set forth in the Notice (which shall not be longer than the then current term of this Lease unless Landlord expressly agrees in writing that any extension or renewal option contained in this Lease will apply to such Sublet Space) and shall be on such terms and conditions as are contained in this Lease to the extent applicable, except that Landlord shall have the right to further sublet the Sublet Space freely and without any consent or approval from Tenant and upon such terms and for such rent as Landlord shall agree upon in its sole and absolute discretion.

                (d) If Landlord elects to terminate this Lease as set forth above, then this Lease shall terminate as to the Sublet Space on the date set forth in Landlord's notice to Tenant, which date shall be no less than thirty
(30) days and no more than ninety (90) days after the date of such notice. If the Sublet Space does not constitute the entire Leased Premises and Landlord exercises its option to terminate this Lease with respect to the Sublet Space, as to that portion of the Leased Premises which is not part of the Sublet Space, this Lease shall remain in full force and effect except that Rent shall be calculated on the difference between the Net Rentable Area prior to such termination and the Net Rentable Area of the Sublet Space.

                (e) If Landlord elects or is deemed to have elected to conditionally allow the proposed sublease or assignment subject to Landlord's review, then within twenty (20) calendar days after Tenant's receipt of Landlord's notice of election (or the expiration of said thirty (30) day period if no notice of Landlord's election is received by Tenant during such period), Tenant shall deliver to Landlord (1) a copy of the proposed sublease or assignment agreement which agreement provides for the assumption of all (or in the case of a sublease, the appropriate portion on Tenant's obligations under this Lease, (2) recent financial statements (including most recent available annual and quarterly income statements and balance sheets) Or the proposed sublessee or assignee, and (3) such additional information concerning the business, character, reputation and creditworthiness of the proposed sublessee or assignee and its principals as shall be sufficient to allow Landlord to form a commercially reasonable judgment with respect thereto (but the foregoing shall not be construed to require Landlord to be reasonable in approving or disapproving any sublease or assignment). In the event Landlord fails to approve or disapprove in writing any such sublease or assignment within thirty (30) days after Landlord's receipt of a complete and accurate submission from Tenant, such sublease or assignment shall be deemed to be disapproved. If Landlord approves any proposed sublease or assignment, Landlord shall receive from Tenant one hundred percent (100%) of any rents or other sums received by Tenant pursuant to said sublease or assignment in excess of the Rent payable to Landlord by Tenant under this Lease with respect to the Sublet Space (after deducting all of Tenant's reasonable costs associated therewith, including reasonable brokerage fees and the reasonable cost of remodeling or otherwise improving the Leased Premises for said sublessee or assignee), as such rents or other sums are received by Tenant from the approved sublessee or assignee, and Base Rental shall be increased accordingly under this Lease.

                (f) If Landlord approves in writing the proposed sublease or assignment as provided in subsection (e) hereof, but a fully executed counterpart of such sublease or assignment is not delivered to Landlord within sixty (60) days after the date of Landlord's written approval, then Landlord's approval of the proposed sublease or assignment shall be deemed null and void and Tenant shall again comply with all the conditions of this Section 9.01 as if the Notice and options herein referred to had not been given, received or exercised.

                (g) In addition to the administrative fee payable to Landlord pursuant to Subsection 9.01(b), Tenant agrees to pay the reasonable fees and out-of-pocket expenses of Landlord's counsel incurred for or in connection with any request for Landlord's consent or approval, or any other submission by or for Tenant, pursuant to this Article IX (regardless of whether or not Landlord provides or agrees to provide the requested consent or approval), including any such fees and expenses for or in connection with the review (or preparation, as the case may be) and negotiation of any such consent or approval, and any Lease amendment, sublease, assignment or other documentation related to such request or submission or the transactions contemplated thereby. Tenant shall pay such fees and expenses within fifteen (15) days after request by Landlord to Tenant therefor accompanied by invoices or other supporting documentation. Any consent or approval furnished or agreed to be furnished by Landlord in connection with such request or submission may, at Landlord's option, be withheld pending the payment of such fees and expenses, or if such consent or approval is furnished prior to the payment of such fees and expenses, Landlord may at its option retract such consent or approval effective ab initio if such fees and expenses are not timely paid.

                (h) Notwithstanding the giving by Landlord of its consent to any sublease or assignment with respect to the Leased Premises, no sublessee or assignee may exercise any expansion option, right of first refusal option, preferential right, renewal option, or other similar right or option under this Lease, unless Landlord in its sole and absolute discretion shall agree otherwise in a separate written agreement entered into directly between such sublessee or assignee and Landlord.

                (i) Notwithstanding the giving by Landlord of its consent to any subletting, assignment or occupancy as provided hereunder or any language contained in such sublease, assignment or occupancy agreement to the contrary, unless this Lease is expressly terminated by Landlord, Tenant shall not be relieved of any of Tenant's obligations under this Lease and Tenant shall remain fully liable hereunder.

                (j) If, with the consent of Landlord, the Leased Premises or any part thereof is sublet to or occupied by any person or entity other than Tenant or if Tenant's interest in this Lease is assigned, Landlord may, after default by Tenant, collect rent from the subtenant, assignee or occupant, and apply the net amount collected to the Rent and any other sums required to be paid by Tenant under this Lease. No such subletting, assignment, occupancy, or collection shall be deemed (i) a waiver of any of Tenant's obligations contained in this Lease, (ii) a release of Tenant from further performance by Tenant of any of its obligations contained in this Lease, or (iii) a waiver of any of Landlord's other rights hereunder.

        9.02. Assignment by Landlord.

        Landlord, its successor or assign shall have the right to transfer and assign, in whole or in part, all its rights and obligations hereunder, and in the Property and other property referred to herein, and in such event and upon such transfer (any such transferee to have the benefit of the provisions of this Lease, including the provisions of Section 9.03 hereof) no further liability or obligation shall thereafter accrue against Landlord or such successor or assign hereunder.

        9.03. Limitation of Landlord's Personal Liability.

        Tenant specifically agrees to look solely to the interest of Landlord or its successor or assign in the Property for the recovery of any judgment against Landlord, its successors and assigns, it being agreed that Landlord and its successors and assigns (and its and their respective shareholders, officers, directors, employees and agents) shall never be personally liable for any such judgment and that Tenant shall not seek or obtain any such judgment. The foregoing sentence is not intended to, and shall not, limit any right that Tenant might otherwise have to obtain injunctive relief against Landlord or its successors or assigns or to maintain any suit or action to enforce against, or collect from, any insurer any amounts which may be or become owing or payable under or on account of insurance maintained by Landlord or its successors or assigns with such insurer.

                                        X

        10.01. Notices.

        Any notices or other communications required or permitted to be given under this Lease must be in writing and shall be effectively given or delivered if hand delivered to the addresses for Landlord and Tenant stated below, or if sent by certified or registered United States Mail, return receipt requested, to said addresses, or if sent by electronic facsimile transmission to the facsimile numbers for Landlord and Tenant set forth below. Any such notice or other communication from Landlord shall be effective if given by Landlord, or by Landlord's property manager or legal counsel acting on Landlord's behalf. Any notice mailed shall be deemed to have been given upon the earlier of (i) receipt or refusal thereof, or (ii) three days after depositing the same in the U.S. Mail as aforesaid. Notice effected by hand delivery shall be deemed to have been given at the time of actual delivery. Notice effected by electronic facsimile transmission shall be deemed to have been given upon electronic transmission and electronic confirmation of the receipt of such transmission by the receiving party; provided, however, that a counterpart of any notice sent by electronic facsimile transmission shall be contemporaneously sent by the transmitting party to the receiving party by United States Mail, first class postage prepaid, to the address for such receiving party set forth below; and provided, further, that any such notice sent outside of normal business hours (i.e., prior to 8:00 a.m. or after 5:00 p.m., recipient's time, or on weekends or holidays) shall not be deemed given until the next following 8:00 a.m., recipient's time, excluding weekends and holidays. Either party shall have the right to change its address to which notices shall thereafter be sent and the party to whose attention such notices shall be directed by giving the other party notice thereof in accordance with the provisions of this Section 10.01.

To Landlord:                                   With copy to:


Houston Office 90, Inc.                        Locke Liddell & Sapp LLP
c/o Transwestern Property Company SW, L.P.     600 Travis, Suite 3400
d/b/a Transwestern Commercial Services         Houston, Texas 77002
Three Riverway, Suite 150                      Attention:  Scott Hunsaker
Houston, Texas  77056                          Fax No.:  (713) 223-3717
Attention:  Don Foster
Fax No. (713) 840-1810


To Tenant:
ChemConnect, Inc.
Three Riverway, Suite 1285
Houston, Texas  77056
Attention:  Mr. Art Peabody
Fax No.:  __________

Additionally, Tenant agrees to send copies of all notices required or permitted to be given to Landlord under this Lease to Landlord's current mortgagee (as hereinafter set forth) and to each lessor under any ground or land lease covering all or part of the Land and each other holder of a mortgage or deed of trust encumbering the Property or any interest therein that notifies Tenant in writing of its interest and the address to which notices are to be sent.

The name and address of Landlord's current mortgagee is as follows:

               Nationwide Life Insurance Co.
               One Nationwide Plaza
               Columbus, Ohio 43215
               Attn:  Real Estate Investments 34T


        10.02. Force Majeure

        Except in each case for the obligation to pay Rent, or any other obligation to pay money to the other party or to any third party under this Lease (including any obligation to pay money pursuant to Exhibit C hereto), Landlord and Tenant shall be excused for the period of any delay in performing, and shall not be deemed in default with respect to the performance of, any of the terms, covenants and conditions of this Lease when prevented from so doing by a cause or causes beyond Landlord's or Tenant's (as the case may be) reasonable control, which shall include all labor disputes, governmental regulations or controls, fire or other casualty, inability to obtain any material or services, acts of God, or any other cause not within the reasonable control of Landlord or Tenant (as the case may be); provided, however, that any Tenant Delay (defined in Exhibit C) shall be conclusively deemed to be due to a cause or causes within Tenant's reasonable control.

        10.03. Relocation.

        Upon ninety (90) days written notice to Tenant, Landlord may substitute for the Leased Premises other premises in the Building (the "New Premises"), in which event the New Premises shall be deemed to be the Leased Premises for all purposes hereunder, provided:

                        (i) The New Premises shall be similar in area and in appropriateness for Tenant's purposes such that the New Premises and the improvements shall be similar in character to that of the Leased Premises;

                        (ii) Landlord and Tenant shall cooperate in good faith in making any changes to the Tenant Program, Space Plan, Preliminary Working Drawings, and/or Working Drawings (as defined herein and as may be applicable depending upon which, if any, of the foregoing has then been prepared at the time of Landlord's election to relocate the Leased Premises) so as to conform the leasehold improvements in the New Premises as closely as practicable to those planned for the Leased Premises;

                        (iii) To the extent Tenant shall have incurred any expense in the preparation of the Tenant Program, Space Plan, Preliminary Working Drawings, Working Drawings and/or leasehold improvements (as defined herein and as may be applicable depending upon which, if any, of the foregoing has then been prepared, purchased or installed at the time of Landlord's election to relocate the Leased Premises), Landlord shall, at Landlord's expense, cause each of such applicable items to be reproduced for the New Premises so that Tenant shall not incur expenses in connection therewith by reason of the exercise by Landlord of the relocation right contained herein; and Landlord shall reimburse Tenant for Tenant's actual upfront moving costs, including, but not limited to, the physical move and the reprinting of stationery and business cards, as well as, the cost to relocate Tenant's telephone system, computer cabling and notification to clients, creditors and vendors.

                        (iv) The Base Rental and other rentals payable under this lease shall remain the same for the New Premises as are stated herein to be applicable for the Leased Premises.

        10.04. Miscellaneous.

                (a) This Lease shall be binding upon and inure to the benefit of Landlord and its successors and assigns, and shall be binding upon and inure to the benefit of Tenant, its successors and, to the extent assignment may be approved by Landlord hereunder, Tenant's assigns.

                (b) This Lease contains the entire agreement of the parties pertaining to the subject matter hereof and supersedes all other prior and contemporaneous agreements and understandings, both oral and written, of the parties in connection therewith. No oral, and no other written, promises or representations have been made and none have been relied upon, and none shall be binding. Landlord's agents and representatives do not and will not have authority to (a) make or agree to make any exceptions, changes or amendments to this Lease, or any representations not expressly contained in this Lease, (b) waive any right, requirement, or provision of this Lease, or (c) release Tenant from all or any part of this Lease, unless any such action is in writing. Each party warrants and represents to the other that said party has fully informed itself of the terms, contents, conditions, and effects of this Lease, that in executing this Lease such party has had the benefit of, or the opportunity for, advice of attorneys of its own choosing, and that such party has relied solely and completely upon its own judgment and the advice of its own advisors in entering into this Lease.

                (c) TENANT HEREBY WAIVES ANY AND ALL WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE LEASED PREMISES OR THE PROPERTY WHICH MAY OTHERWISE EXIST BY OPERATION OF LAW, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OR HABITABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

                (d) All rights and remedies of Landlord under this Lease shall be cumulative and none shall exclude any other rights or remedies allowed by applicable law. This Lease is declared to be a contract, which shall be governed by and construed in accordance with the laws of the State of Texas (other than its conflict of laws principles, to the extent such principles would require application of the law of another state). This Lease may not be modified or waived, in whole or in part, except by an instrument in writing executed by the party against which such modification or waiver is sought to be enforced. Inasmuch as Tenant has been afforded full opportunity for review and negotiation of this Lease by its legal counsel, Tenant agrees that the rule of construction requiring that any ambiguity in an agreement be resolved against the party which drafted such agreement shall be inapplicable to this Lease.

                (e) If Tenant is a corporation, limited liability company, partnership or other entity, Tenant represents and warrants to Landlord that all consents or approvals required of third parties (including its Board or Directors or other governing body, or partners) for the execution, delivery and performance of this Lease have been obtained and that Tenant has the right and authority to enter into and perform its covenants contained in this Lease. Likewise, if Landlord is a corporation, limited liability company, partnership or other entity, Landlord represents and warrants that all consents or approvals required of third parties (including but not limited to its Board of Directors or other governing body, or partners, but excluding Landlord's current mortgagee) for the execution, delivery and performance of this Lease have been obtained and that Landlord has the right and authority to enter into and perform its covenants contained in this Lease. In addition, each person executing this Lease on behalf of either party individually represents to the other party hereto that such individual has been duly authorized to do so by and on behalf of such party, and to bind such party to this Lease, and that such individual holds the office or position with respect to such party which is indicated next to his or her signature on this Lease.

                (f) Wherever in this Lease there is imposed upon Landlord the obligation to use best or reasonable efforts or diligence, such obligation shall not be construed to require Landlord to take any actions which are not economically feasible or which would otherwise impose upon Landlord extreme financial or other burdens. Landlord shall have no obligation to use best or reasonable efforts or diligence when the application of such standard of care to persons or circumstances is invalid or unenforceable under applicable law. Every provision of this Lease shall be valid and shall be enforceable to only the extent permitted by applicable law.

                (g) The obligation of Tenant to pay all Rent and other sums due from time to time hereunder, and all other obligations of Tenant under this Lease, constitute independent, unconditional covenants and are not dependent upon performance by Landlord of its obligations and covenants hereunder.

                (h) If any term or provision of this Lease, or the application thereof to any person or circumstance, shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each provision of this Lease shall be valid and shall be enforceable to the extent permitted by applicable law.

                (i) Time is of the essence of the performance of Tenant's obligations pursuant to this Lease.

                (j) Any claim, cause of action, liability or obligation of a party accruing under this Lease during the term of this Lease shall survive the expiration or any earlier termination of this Lease. In addition, any covenant of a party pursuant to this Lease which expressly so survives, or which is otherwise clearly required by the context to so survive, shall survive the expiration or any earlier termination of this Lease.

                (k) Tenant agrees not to record any memorandum or other evidence of this Lease in the Real Property Records of Harris County, Texas without Landlord's prior written consent.

                (l) Landlord reserves the right at anytime and from time to time to change the name by which the Building, or all or any portion of the Property, is designated, in Landlord's sole and absolute discretion.

                (m) The submission of this Lease by Landlord to Tenant does not constitute a reservation of or option for the Leased Premises, or a binding offer of Landlord to lease the Leased Premises, and this Lease shall become effective only if and when executed by all parties hereto and (1) if first executed by Tenant, a fully executed counterpart of this Lease has been delivered by Landlord to Tenant, or (2) if first executed by Landlord, a fully executed counterpart of this Lease has been delivered by Tenant to Landlord and Landlord has subsequently acknowledged to Tenant in a writing executed by Landlord that this Lease is in effect.

                (n) All payment obligations of Landlord or Tenant (including any payment obligation of Landlord or Tenant for damages arising from any breach of the respective covenants or obligations of Landlord or Tenant hereunder) are performable exclusively in Harris County, Texas.

                (o) There shall be no merger of this Lease or of the leasehold estate hereby created with the fee estate in the Leased Premises or any part thereof by reason of the fact that the same person may acquire or hold, directly or indirectly, this Lease or the leasehold estate hereby created or any interest in such leasehold estate as well as the fee estate in the Leased Premises or any interest in such fee estate.

                (p) Unless (and only to the extent) otherwise expressly so provided in this Lease, any consent, approval or agreement of Landlord contemplated by this Lease may be granted, withheld or conditioned by Landlord in Landlord's sole and absolute discretion.

                (q) All references in this Lease to Articles, Sections and Subsections shall mean and refer to Articles, Sections and Subsections of this Lease, except as otherwise expressly stated in this Lease.

                (r) As used in this Lease: words of the masculine gender shall be construed to include the feminine and neutral gender, and vice versa, and words of the neutral gender shall be construed to include the masculine and feminine, unless otherwise required by the context, the plural shall be deemed to include the singular, and vice versa; the words "hereof", "herein", "hereunder", and similar words mean and refer to this Agreement rather than only a particular Section or other portion of this Agreement; and "including" and similar words mean "including by way of example only and not limitation."

                (s) All Exhibits attached to this Lease are incorporated in this Lease by reference.

                (t) This Lease may be executed by the parties hereto in several identical counterparts and by the parties hereto on separate counterparts, and each counterpart, when so executed and delivered, shall constitute an original agreement, and all such separate counterparts shall constitute but one and the same instrument.

        10.05. Waiver of Trial by Jury.

        To the maximum extent to which the parties may lawfully and effectively so agree under applicable law, Landlord and Tenant each (1) covenants and agrees not to elect a trial by jury in any suit, action or proceeding arising out of this Lease or the relationship between the parties as landlord and tenant, and
(2) waives any right to a trial by jury in any such suit, action or proceeding with respect to any issue triable of right by a jury, to the extent that any such right exists now or in the future. This waiver of rights to trial by jury is separately given by each party, knowingly and voluntarily and with the advice or opportunity for advice of the parties' respective legal counsel.

        10.06. Real Estate Broker.

        Each party hereto warrants and represents to the other that no real estate broker or salesman has been involved in this Lease other than TerraPro Companies, on behalf of Landlord, and each party agrees to indemnify and hold the other harmless from and against any and all claims of any other real estate broker or salesman for commissions or other compensation in respect of this Lease due to acts of the indemnifying party or its representatives:

        IN WITNESS WHEREOF, Landlord and Tenant, acting herein by duly authorized representatives, have caused this Lease to be executed as of the date aforesaid.

TENANT:


ChemConnect, Inc.
a Delaware corporation


By:    /s/ Philip J. Ringo
       Name:  Philip J. Ringo
       Title:  President


LANDLORD:


HOUSTON OFFICE 90, INC.,
a Delaware corporation


By:
       Robert Curran, Vice President


Exhibit A             Property Description
Exhibit B             Leased Premises
Exhibit C             Work Letter Agreement
Exhibit D             Air Conditioning and Heating Services
Exhibit E             Building Rules and Regulations

                                    EXHIBIT A

                              PROPERTY DESCRIPTION
                                 Three Riverway



THE STATE OF TEXAS:

COUNTY OF HARRIS:

FIELDNOTE DESCRIPTION OF TRACT 1

Being a 4.8088 acre tract or parcel of land situated in the William White Survey, Abstract No. 836, Harris County, Texas and being out of and a part of Lots 5 and 6, Block D of the W. M. Levy Corrected Subdivision of the R. B. Gaut Subdivision per plat recorded in Volume 1, Page 29 of the Harris County Map Records, said 4.8088 acre tract comprising of (i) that certain 4.7876 (called 4.7834) acres of land out of that certain 27.38007 acre tract of land conveyed from Seymour Sacks, et al, to John P. Hansen, by instrument filed for record in the Office of the County Clerk of Harris County, Texas ("CIerk's Office") under Clerk's File No. E 726740 and recorded under Film Code No. 138-14-1120 in the Harris County Real Property Records (the "Records"), and (ii) that certain
0.0212 acre tract conveyed by Seymour Sacks and wife Sylvia Sacks to VPM 1990-1, LTD., by instrument filed for record in the Clerk's Office under Clerk's File No. M721629, and recorded under Film Code No. 182-63-0785 of the Records, said
4.8088 acre tract being more particularly described by metes and bounds as follows;

COMMENCING at a 3/4-inch iron pipe found in the Easterly right-of-way line of South Post Oak Lane (60-foot wide right-of-way) at the Southwest corner of said
27.38007 acre tract;

THENCE, North 83 degrees32'33" East, departing the said Easterly right-of-way line of South Post Oak Lane and along the southerly line of said 27.38007 acre tract for a distance of 580.18 feet to a 5/8-inch iron rod found for the POINT OF BEGINNING of the herein described 4.8088 acre tract of land;

THENCE, North 06 degrees23'05" West, for a distance of 230.36 feet to an "X" cut in concrete found for corner;

THENCE, South 83 degrees32'33" West, for a distance of 165.02 feet to a 5/8-inch iron rod found for corner;

THENCE, North 06 degrees27'27," West, for a distance of 33.00 feet to a 5/8-inch iron rod found for corner;

THENCE, North 83 degrees32'33" East, for a distance of 83.33 feet to a 5/8-inch iron rod found for corner at the point of curvature of a curve to the left;

THENCE, along said curve to the left having a radius of 10.00 feet, a central angle of 90 degrees00'00" for an arc length of 15.71 feet (chord bears North 38 degrees32'33" East, 14.14 feet) to a 5/8-inch iron rod found for corner at the point of tangency;

THENCE, North 06 degrees27'27" West, for a distance of 12.67 feet to an "X" cut in concrete found for corner at the point of curvature of a curve to the left;

THENCE, along said curve to the left having a radius of 20.00 feet, a central angle of 44 degrees59'16" for an arc length of 15.70 feet (chord bears North 28 degrees57'07" West, 15.30 feet) to a 5/8-inch iron rod found for corner at the point of tangency;

THENCE, North 51 degrees26'43" West, for a distance of 148.89 feet to a 5/8-inch iron rod found for corner;

THENCE, North 06 degrees27'27" West, for a distance of 59.38 feet to an "X" cut in concrete found for corner at the point of curvature of a curve to the left;

THENCE, along said curve to the left having a radius of 10.00 feet, a central angle of 90 degrees00'00" for an arc length of 15.71 feet (chord bears North 51 degrees27'27" West, 14.14 feet) to an "X" cut in concrete found for corner;

THENCE, North 06 degrees27'27" West, for a distance of 5.00 feet to an "X" cut in concrete found for corner;

THENCE, South 83 degrees32'33" West, for a distance of 136.39 feet to an "X" cut in concrete found for corner;

THENCE, North 06 degrees27'27" West, for a distance of 28.00 feet to an "X" cut in concrete found for corner;

THENCE, North 83 degrees32'33" East, for a distance of 151.40 feet to an "X" cut in concrete found for corner at the point of curvature of a curve to the left;

THENCE, along said curve to the left having a radius of 125.00 feet, a central angle of 41 degrees51'29" for an arc length of 91.32 feet (chord bears North 62 degrees36'49" East, 89.30 feet) to an "X" cut in concrete found for corner;

THENCE, North 83 degrees32'33" East, for a distance of 67.22 feet to a 5/8-inch iron rod found for corner in a curve to the right and being a Westerly line of that certain 1.50519 acre option tract from Seymour Sacks, et al, to John P. Hansen as recorded in instrument executed April 1, 1976, filed for record in the Clerk's Office under Clerk's File No. E 726740, and recorded under Film Code No. ###-##-#### in the Records;

THENCE, along a Westerly line of said 1.50519 acre tract and said curve to the right having a radius of 553.13 feet, a central angle of 07 degrees03'00" for an arc length of 68.06 feet (chord bears South 11 degrees48'41" West, 68.02 feet) to a 5/8-inch iron rod found for corner at the point of tangency;

THENCE, South 15 degrees20'11" West, continuing along Westerly line of said
1.50519 acre tract for a distance of 93.70 feet to an "X" cut in concrete found for corner;

THENCE, South 89 degrees43'01" East, along the South line of said 1.50519 acre tract for a distance of 109.57 feet to a railroad spike found for corner;

THENCE, North 83 degrees33'17" East, for a distance of 315.99 feet to a 5/8-inch iron rod found for comer;

THENCE, South 51 degrees26'43" East, for a distance 265.25 feet to a 518-inch iron rod found for comer;

THENCE, South 00 degrees08'54" East, for a distance of 55.87 feet to a 5/8-inch iron rod found for corner;

THENCE, South 83 degrees32'33. West, for a distance of 82.42 feet to an "X" cut in concrete found for corner;

THENCE, South 06 degrees27'27" East, for a distance of 132.00 feet to a 5/8-inch iron rod found for comer, on the Southerly line of the aforementioned 27.38007 acre tract;

THENCE, South 83 degrees32'33" West, for a distance of 441.68 feet to the POINT OF BEGINNING, CONTAINING 4.8088 acres (209,473 square feet) of land area within these metes and bounds.

TRACT II

The easement tracts appurtenant to Tract I as such tracts are described in, and as such easements were created by the following instruments: Private Street Agreement filed for record in the Clerk's Office under Clerk's File No. F623211, as amended by instrument filed for record in the Clerk's Office under Clerk's File No. J989642; Access Easement Agreement filed for record in the Clerk's Office under Clerk's File No. F900720, as amended by instruments filed for record in the Clerk's Office under Clerk's File No. J989642; Access Easement Agreement filed for record in the Clerk's Office under Clerk's File No. F900720, as amended by instruments filed for record in the Clerk's Office under Clerk's File Nos. G320627 and J989642; Second Access Easement Agreement filed for record in the Clerk's Office under Clerk's File No. G320629, as amended by instrument filed for record in the Clerk's Office under Clerk's File No. J989642; Easement Grant filed for record in the Clerk's Office under Clerk's File No. G170702; and Declaration of Covenants, Restrictions and Easement filed for record in the Clerk's Office under Clerk's File No. K274934.

                                    EXHIBIT B

                                 LEASED PREMISES

                     1,350 Square Feet of Net Rentable Area
                              Twelfth (12th) Floor
                                 Three Riverway
                                 Houston, Texas



                            [DIAGRAM OF LEASED SPACE]

                                    EXHIBIT C

                              WORK LETTER AGREEMENT



Tenant accepts the Leased Premises "as is" "WITH ALL FAULTS", however; Landlord will construct and install at no cost to Tenant the following leasehold improvements:

1. Provide and install building standard paint and carpet throughout the Leased Premises.

2.      Refinish the hardwood floors in one single office.

3. Provide and install up to a maximum of five (5) 110 volt electrical outlets in areas designated by Tenant (excluding perimeter walls).

Tenant, at Tenant's cost, shall install the following leasehold improvements:

1. Six (6) telephone jacks to be located within the Leased Premises in areas designated by Tenant.

2. Six (6) voice/data drops to be located within the Leased Premises in areas designated by Tenant.

DEFINITIONS

(1) "Change Order" shall be a written order that changes the scope of the Landlord's Work, that sets forth the total costs or reduction of costs for the change, and that is approved by Landlord and Tenant, all in accordance with this Agreement.

(2) "Completion Date" means the date the Landlord's Work is substantially complete so that Tenant may use the Leased Premises for its intended purposes without material interference to Tenant conducting its ordinary business activities. The only incomplete items shall be minor or insubstantial details of construction, mechanical adjustments, or finishing touches like touch-up painting as such items are reflected on the Punch List (herein defined).

(3) "Landlord's Work" shall mean the alterations and physical additions to the Leased Premises and the Property reflected in the Working Drawings. The Landlord's Work includes all labor and materials necessary to produce the construction required by the Working Drawings.

I.      LANDLORD DELAY AND TENANT DELAY

(1) If the Landlord's contractor is delayed at any time in the progress of the Landlord's Work by any act or neglect or delay or failure to timely comply herewith by Tenant, any of its employees, any separate contractor employed by Tenant, or by changes ordered in the Landlord's Work, the delay shall constitute a "Tenant Delay". It is expressly agreed and understood that the Lease Commencement Date and Tenant's obligations under the Lease including without limitation the obligation to pay Rent, shall not be adjusted or delayed as a result of a Tenant Delay. Tenant Delay shall also include, without limitation, a delay in the progress of the Landlord's Work as a result of Tenant's failure to furnish information necessary for Tenant's selection of materials, finishes, or installations, or delays caused by Tenant's changes in space plans, construction documents, or Change Orders.

(2) If the Landlord's Contractor is delayed at any time in the progress of the Landlord's Work solely by any act or neglect by Landlord, the Landlord's representative, or any of Landlord's employees, then the delay shall be deemed "Landlord Delay". It is expressly understood and agreed that Tenant's sole remedy as a result of a Landlord Delay shall be a corresponding postponement of the Lease Commencement Date, including Tenant's obligation for the payment of Rent, for the number of days the Landlord's Contractor was delayed in the progress of the Landlord's Work thereby, and such postponement shall operate as a corresponding extension of the expiration date of the Term specified in
        Section 1.02 of the Lease in order to give full effect to the stated duration of the Term.

(3) Any claim for a delay shall be made in writing by the claiming party to the other not more than ten (10) days after the commencement of such delay; otherwise it shall be conclusively deemed to be waived. In the event of a continuing delay, only one claim is necessary. In the event a claim for delay is based upon the failure to respond to or approve an item of the construction documents, there shall be no claim for delay until five (5) days following written request is made to the other party for a response.

II.     TENANT REIMBURSEMENT OF EXCESS COSTS

        If Landlord agrees to perform or provide additional improvements or any architectural or interior design services, the costs of which exceed the scope of the work described in Exhibit C, such services shall be performed and provided by Landlord at Tenant's sole cost and expense, and Tenant shall upon written request by Landlord provide Landlord with adequate assurances of payment of such excess cost and security therefor in form satisfactory to Landlord. Tenant agrees to pay Landlord the cost of all such services, together with Landlord's Coordination Fee of 6.5%, within thirty (30) days after receipt of Landlord's invoice, and thereafter such amount shall be considered additional Rent due Landlord by Tenant and shall be subject to all provisions of the Lease which are applicable to the payment of Rent, and such sums shall be collectible as additional Rent pursuant to the Lease and in default of payment thereof, Landlord shall (in addition to all other remedies have the same rights as in case of default in Rent. The architectural services contemplated herein specifically exclude the selection and design of interior finishes or furniture.

III.    COMPLETION

        When the Landlord's Work is nearing completion, the Landlord will notify the Tenant requesting a discrepancy list (the "Punch List") of the items of the Landlord's Work, if any, which the Tenant or the Architect (acting reasonably) deem incomplete or not substantially in accordance with the Working Drawings. The Tenant may accompany the landlord's representative on the Punch List walk through or Tenant may issue its own Punch List provided, however, that Tenant's Punch List is delivered to Landlord not later than five (5) days after Tenant's receipt of notice from Landlord that the Landlord's Work is ready for a Punch List walk through. In the event that Tenant does not participate in Landlord's walk through and does not issue its own Punch List, Tenant shall be deemed to have agreed that Landlord's Punch List items (if any) are the only incomplete items which may, in fact, exist which are not specifically listed on the Punch List. However, failure to include any items on the Punch List shall not alter Landlord's obligation to perform the Landlord's Work substantially in accordance with the Working Drawings.

        When Landlord considers the Landlord's Work to be complete, and the Punch List has been issued, Landlord shall deliver to the Tenant, for the Tenant's confirmation (which shall not be unreasonably withheld), notice thereof (the "Certificate of Final Completion" which shall be accompanied by the Punch List) which will set forth such date of Final Completion and contain a Punch List of those items, if any, which remain incomplete. Failure of the Tenant to execute the Certificate of Final Completion within three (3) business days after delivery to Tenant shall constitute Tenant's acceptance that Final Completion has occurred.

        Notwithstanding any provisions hereof to the contrary, if Tenant occupies any portion of the Leased Premises prior to Final Completion thereof, it is agreed that Final Completion shall be deemed to have been achieved in respect thereto and Landlord shall have no further responsibility hereunder in respect to such portions of the Leased Premises other than to complete Punch List items in respect thereto.

                                    EXHIBIT D

                      AIR CONDITIONING AND HEATING SERVICES



Subject to the provisions of Section 3.01(b) of the Lease, Landlord will furnish Building Standard air conditioning and heating to the Leased Premises between 7:00 a.m. and 6:00 p.m. on weekdays (from Monday through Friday, inclusive) and between 8:00 a.m. and 1:00 p.m. on Saturdays, all exclusive of Holidays as defined below (the "Building Operating Hours"). Upon request of Tenant made in accordance with the rules and regulations for the Building, Landlord will furnish air conditioning and heating to the Leased Premises at times other than Building Operating Hours, in which event Tenant shall reimburse Landlord for Landlord's actual cost of furnishing such service, plus fifteen percent (15%) of such amount to cover Landlord's overhead costs; provided, however, that Landlord shall have the right to limit the hours outside of Building Operating Hours during which Landlord will furnish such service, if Landlord in good faith determines that such limitations are necessary to avoid excessive wear and tear on Building air conditioning, heating, ventilating, or other systems, or to maintain the character and quality of the Building, or to permit Landlord to perform any necessary repairs or maintenance to the Building or any such systems.

The following dates shall constitute "Holidays" as said term is used in this lease:

(a)     New Year's Day
(b)     Memorial Day
(c)     Independence Day
(d)     Labor Day
(e)     Thanksgiving Day
(f)     Friday following Thanksgiving Day
(g)     Christmas
(h) Any other day generally recognized as a holiday by landlords of office space in the metropolitan Houston office market, as determined by Landlord in good faith.

If in the case of any holiday described in (a) through (g) above, a different day shall be observed than the respective day above described, then that day which constitutes the day observed by national banks in Houston, Texas on account of such holiday shall constitute the holiday under this Lease.

                                     EXHIBIT E

                          BUILDING RULES AND REGULATIONS



1. Sidewalks, doorways, vestibules, halls, stairways, and other similar areas shall not be used for the disposal of trash, be obstructed by tenants, or be used by tenants for any purpose other than entrance to and exit from the Leased Premises and for going from one part of the Building to another part of the Building.

2. Plumbing fixtures shall be used only for the purposes for which they are designed, and no sweepings, rubbish, rags or other unsuitable materials shall be disposed into them. Damage resulting to any such fixtures from misuse by a tenant shall be the liability of said tenant.

3. No signs, advertisements, or notices shall be painted or affixed on or to any windows or doors or any other part of the Building or Property, except of such color, size, and style and in such places as shall be first approved in writing by Landlord. No nails, hooks, or screws shall be driven or inserted into any part of the Building or Property except by the Building maintenance personnel, nor shall any part of the Building or Property be defaced by tenants. No curtains or other window treatments shall be placed between the glass and the Building standard or other approved window treatments.

4. Movement in or out of the Building or Property of furniture, once equipment, or any other bulky or heavy materials shall be restricted to such hours as Landlord shall in good faith designate, and by movers approved by Landlord. Landlord will determine the method and routing of said items. Advance written notice of intent to move such items must be made to the Building management office. Delivery vehicles shall be permitted only in such areas as are designated by Landlord from time to time for deliveries to the Building.

5. Building management shall have the authority to prescribe the positioning of, and any other special requirements applicable to, heavy furniture and equipment.

6.      Corridor doors, when not in use, shall be kept closed.

7. Tenant space that is visible from public areas must be kept neat and clean. Tenant shall provide reasonable cooperation to Landlord's cleaning personnel in keeping all areas of the Leased Premises neat and clean.

8. All elevator lobbies and foyers must be kept neat and clean. The disposal of trash or storage materials in these areas is prohibited.

9. No animals shall be brought into or kept in, on or about the Building or Property, except for seeing-eye dogs.

10. Tenant shall not tamper with or attempt to adjust temperature control thermostats in their leased premises. Landlord may (or upon reasonable request of Tenant, Landlord shall) adjust thermostats as Landlord shall deem necessary or appropriate to maintain the Building standard temperature. Landlord requests that all window blinds, if any, remain down and tilted at a 45 degree angle toward the street, and that all draperies remain closed, to help maintain comfortable room temperatures and conserve energy.

11. Tenant will at all times comply with all security procedures (if any) which Landlord may elect to adopt from time to time.

12. Tenants are requested to lock all office doors leading to corridors and to turn out all lights at the close of their working day.

13. Tenant shall not place any additional locks on any door in or about the Leased Premises without Landlord's prior written consent, and Tenant shall furnish a duplicate of all such keys to Landlord.

14. All requests for overtime air conditioning or heating must be submitted in writing by a duly authorized representative of Tenant to the Building management office by 2:00 p.m. on the business day prior to the day desired for weekday requests, by 2:00 p.m. Friday for weekend requests and by 2:00 p.m. on the preceding business day for holiday requests. Landlord shall be entitled to rely on any list of authorized representatives furnished by Tenant.

15. No flammable or explosive fluids or materials shall be kept or used within the Building or elsewhere on the Property except as approved in writing by Landlord, and Tenant shall comply with all applicable building and fire codes and other applicable laws and industry standards, relating thereto.

16. Tenant may not place any items on any balconies of the Building that alter the exterior appearance of the Building without obtaining Landlord's prior written consent.

17. Parking permits are to be used solely for the parking of automobiles. As used herein, the term "automobile" in addition to its usual and customary meaning, shall be deemed to include pick-up trucks, station wagons, vans and similar vehicles used primarily for passengers and of no greater height than 7' and no greater width than American full-sized passenger automobiles. Any motor vehicle exceeding the height or width restrictions of the Parking Facilities shall not be parked at any location within the Property.

18. Tenant may not make any modifications, additions or repairs to the Leased Premises and may not install any furniture, fixtures or equipment in the Leased Premises which is in violation of any applicable building or fire code governing the Leased Premises or the Property.

19. All contractors of any kind and their representatives performing any work, maintenance, cleaning, delivery, or other service of any kind in or to the Leased Premises shall be subject to Landlord's prior written approval.

20. No portion of the Leased Premises shall be used or occupied at any time as sleeping or lodging quarters.

21. Landlord will not be responsible for any loss, theft, injury, or wrongful death occurring to Tenant or its personnel, invitees, agents or contractors, or their respective property, which may occur in or about the Leased Premises, Building or Property.

22. Tenant shall not unreasonably interfere with other tenants or their personnel or invitees in their use or enjoyment of their leased premises, or any common areas.

Landlord reserves the right to rescind or modify any of these rules and regulations and to make such other and further rules and regulations as in its good faith judgement shall, from time to time, be required for the safety, protection, care and cleanliness of the Building, the operation thereof, the preservation of good order therein and the protection and comfort of the tenants of the Property and their respective agents, employees and invitees. Such rules and regulations, when made and written notice thereof is given to tenant, shall be binding upon it in like manner as if originally herein prescribed. No rules or regulations shall be construed, however, to impose any duty upon Landlord with respect to the adoption, monitoring or enforcement thereof.

                       FIRST AMENDMENT TO LEASE AGREEMENT


                This First Amendment to Lease Agreement ("Amendment") is made and entered into effective as of Sept. 14, 1999 ("Effective Date"), by and between Houston Office 90, Inc., a. Delaware corporation ("Landlord"), and ChemConnect, Inc., a Delaware corporation ("Tenant").

RECITALS:

                Landlord and Tenant entered into a Lease Agreement dated July 13, 1999, covering approximately 1,350 square feet of Net Rentable Area on the 12th floor, Suite 1285, in the building known as "Three Riverway" (the "Building"). Said Lease Agreement is hereinafter called the "Lease".

                Landlord and Tenant now desire to amend the Lease so as to (i) extend the term of the Lease, (ii) relocate and expand the Leased Premises,
(iii) modify the Base Year and Tenant's Percentage Share, (iv) amend Tenant's parking rights under the Lease, and (v) make certain other modifications to the Lease, all as more fully set forth hereinafter.

AGREEMENTS:

                In consideration of the mutual agreements herein set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows, effective as of the Effective Date (except as otherwise specifically provided):

                1. Defined Terms and References. All capitalized terms used herein that are not defined herein but are defined in the Lease shall have the same meanings herein as in the Lease.

                2. Leased Premises. Effective as of the Commencement Date (hereinafter defined), the first sentence of Section 1.01(a) of the Lease is hereby amended to reflect that the Leased Premises shall consist of approximately 3,588 square feet of Net Rentable Area, Suite 1330 (sometimes referred to in this Amendment as the "Expanded Leased Premises") rather than 1,350 square feet of Net Rentable Area, Suite 1285 (sometimes referred to in this Amendment as the "Original Premises) as shown on Exhibit "B" of the Lease. The Expanded Leased Premises is outlined on the floor plan drawings attached hereto as Exhibit "B- 1" and made a part hereof for all purposes. Effective as of the Commencement Date, Exhibit "B-1" shall be substituted for Exhibit "B" to the Lease, and Exhibit "B" to the Lease shall be deleted.

                Effective as of the Commencement Date, Section 1.01(c) of the Lease is hereby amended to provide that the stipulated Net Rentable Area of the Leased Premises is agreed to be 3,588 square feet, regardless of whether the same may be actually more or less.

                3. Term. Section 1.02 of the Lease is hereby amended as follows. The term of the Lease shall expire thirty-six (36) months after the Commencement Date, subject to earlier termination as provided in the Lease. The "Commencement Date" as used in this Amendment shall mean the earlier of (i) the Completion
Date, as such term is defined in Exhibit "C-l" attached to this Amendment and made a part hereof (which Exhibit "C-l" is hereby added to and made a part of the Lease for all purposes), or (ii) the date upon which Tenant commences conducting its business from all or any portion of the Expanded Leased Premises. On or before the Commencement Date, Tenant shall vacate the Original Premises, and shall surrender the Original Premises to Landlord in accordance with Section
4.01 and other applicable provisions of the Lease.

                4. Base Rental. Tenant shall continue to pay Base Rental in accordance with the existing terms of Section 2.02 of the Lease through, but not including, the Commencement Date. Effective as of the Commencement Date, the schedule of Base Rental set forth after the first sentence of Section 2.02 is amended in its entirety to read as follows:

 Lease Period                 Base Rental                 Monthly Installments
 ------------                 -----------                 --------------------
 Months* 1-36                 $22.50                      $6,727.50

*Months beginning with Commencement Date (as modified in the First Amendment to this Lease)

                5. Base Year and Tenant's Percentage Share. The Base Year with respect to the Expanded Leased Premises shall be 1999. Effective as of the Commencement Date, Section 2.03(c) of the Lease is amended to provide that the "Tenant's Percentage Share" shall be 0.90689%, provided, however, that in the event the amount of space leased by Tenant shall increase or decrease subsequent to the Commencement Date, Tenant's Percentage Share shall be appropriately adjusted by Landlord.

                6. Parking. Effective as of the Commencement Date, the first sentence of Section 3.04(a) of the Lease are hereby amended in their entireties to read as follows:

"Landlord agrees to provide and Tenant agrees to lease during the term of this Lease two (2) assigned parking permits ("Reserved Permits") and eight (8) unassigned parking permits ("Unassigned Permits") for the parking of automobiles in spaces in the Parking Facilities from time to time designated by Landlord."

"Tenant, at Tenant's option, shall have the right to lease an additional two (2) unreserved parking permits as needed by Tenant from time-to-time."

                Effective as of the Commencement Date, the first sentence of
Section 3.04(b) of the Lease is hereby amended in its entirety to be and read as follows:

"The rent for parking permits leased by Tenant hereunder shall initially be at the rate of (i) Seventy-Five and 00/100 Dollars ($75.00) per assigned parking space per month (the "Reserved Parking Rent"), for a total initial monthly Reserved Parking Rent of $150.00, and (ii) Fifty Dollars ($50.00) per unassigned parking space per month (the "Unassigned Parking Rent"), for a total initial monthly Unassigned Parking Rent of $550.00 (the Reserved Parking Rent and Unassigned Parking Rent are hereinafter referred to as the "Parking Rent")."


                Effective as of the Commencement Date, the second sentence of
Section 3.04(b) of the Lease is hereby deleted.

                7. Construction of Leasehold Improvements to Expanded Leased Premises. Exhibit "C-1" shall be applicable to the leasehold improvements to be performed in the Expanded Leased Premises. Exhibit "C" to the Lease is hereby deleted. Landlord shall provide to Tenant, subject to the terms of Exhibit "C-1" and other provisions of the Lease, a Leasehold Improvement Allowance in an aggregate amount not to exceed Five Dollars ($5.00) times the number of square feet of Net Rentable Area in the Expanded Leased Premises only, for the performance of the work contemplated by Exhibit "C-1". Such Leasehold Improvement Allowance shall be payable in accordance with the terms of such Exhibit "C-1", and Tenant shall comply with its obligations thereunder, and under the other provisions of this Lease.

                8. Miscellaneous. Except as expressly amended by this Amendment, all terms, conditions, agreements and considerations set forth in the Lease shall remain in full force and effect. In the event of a conflict between the terms of this Amendment and the terms of the Lease, the terms of this Amendment shall control. This Amendment (i) shall be binding upon the Landlord and Tenant and their respective heirs, legal representatives, successors and permitted assigns; (ii) may be renewed, modified or amended only by a writing signed by each party hereto; (iii) shall be governed by and construed in accordance with the laws of the State of Texas and the United States of America; (iv) may be executed in several counterparts, and each counterpart when so executed and delivered shall constitute an original agreement, and all such separate counterparts shall constitute one and the same agreement; and (v) embodies the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements, consents and understandings relating to such subject matter. All capitalized terms used herein and not otherwise defined herein which are defined in the Lease shall have the meanings ascribed to them in the Lease. The term "Lease" as used in the Lease or in any other instrument, document or writing executed in connection therewith or herewith shall mean the Lease as amended by this Amendment, unless clearly otherwise required by the context.

                9. Additional Covenants, Representations and Warranties.

Tenant hereby covenants, represents and warrants to Landlord that:

                        a. Tenant is solvent; no bankruptcy or insolvency proceedings are pending or contemplated by or against Tenant; and this Amendment and the Lease are the legal, valid and binding obligations of Tenant enforceable against Tenant in accordance with their terms, except as enforceability hereof or thereof may be limited by bankruptcy, insolvency, reorganization or moratorium or other similar laws relating to the rights of creditors generally and by general principles which may limit the right to obtain equitable remedies.

                        b. The covenants, representations and warranties contained in the Lease are true and correct in all material respects on and as of the date hereof as though made by Tenant and made on and as of this date, and Tenant is not in default in any manner under the Lease or under any document, writing or instrument executed in connection herewith or therewith.

                        c. All information, reports, statements and other data furnished by or on behalf of Tenant prior to, contemporaneously with, or subsequent to the execution of the Lease or this Amendment are and shall be true and correct and do not and shall not omit to state any fact or circumstance necessary to make the information contained therein or herein not misleading.

                        d. As of the date hereof, Tenant has no claims or demands against Landlord or Landlord's predecessors in interest, nor any claims, demands, counterclaims, defenses, allowances, adjustments or offsets arising out of or in any way related to the Leased Premises or the Lease or arising out of any document, writing or instrument executed in connection therewith or herewith.

                IN WITNESS WHEREOF, the Amendment has been executed in multiple counterparts as of the date first above written.

HOUSTON OFFICE 90, INC.


By:    /s/ Robert Curran
Printed Name:  Robert Curran
Title: Vice President


CHEMCONNECT, INC.


By:    /s/ John F. Elliott
Printed Name:  John F. Elliott
Title: Vice President of Sales

                                   EXHIBIT B-1

                            EXPANDED LEASED PREMISES



                     3,588 Square Feet of Net Rentable Area
                             Thirteenth (13th) Floor
                                 Three Riverway
                                 Houston, Texas

                            [DIAGRAM OF LEASED SPACE]

                                   EXHIBIT C-1

                              WORK LETTER AGREEMENT



Tenant accepts the Expanded Leased Premises "as is" "WITH ALL FAULTS", however; Landlord will construct and install at no cost to Tenant the leasehold improvements shown on the Working Drawings attached hereto as EXHIBIT C-2.

DEFINITIONS

"Change Order" shall be a written order that changes the scope of the Landlord's Work, that sets forth the total costs or reduction of costs for the change, and that is approved by Landlord and Tenant, all in accordance with this Agreement.

"Completion Date" means the date the Landlord's Work is substantially complete so that Tenant may use the Expanded Leased Premises for its intended purposes without material interference to Tenant conducting its ordinary business activities. The only incomplete items shall be minor or insubstantial details of construction, mechanical adjustments, or finishing touches like touch-up painting as such items are reflected on the Punch List (herein defined).

"Landlord's Work" shall mean the alterations and physical additions to the Expanded Leased Premises and the Property reflected in the Working Drawings. The Landlord's Work includes all labor and materials necessary to produce the construction required by the Working Drawings.

1.      LANDLORD DELAY AND TENANT DELAY

If the Landlord's contractor is delayed at any time in the progress of the Landlord's Work by any act or neglect or delay or failure to timely comply herewith by Tenant, any of its employees, any separate contractor employed by Tenant, or by changes ordered in the Landlord's Work, the delay shall constitute a "Tenant Delay". It is expressly agreed and understood that the Lease Commencement Date and Tenant's obligations under the Lease including without limitation the obligation to pay Rent, shall not be adjusted or delayed as a result of a Tenant Delay. Tenant Delay shall also include, without limitation, a delay in the progress of the Landlord's Work as a result of Tenant's failure to furnish information necessary for Tenant's selection of materials, finishes, or installations, or delays caused by Tenant's changes in space plans, construction documents, or Change Orders.

If the Landlord's Contractor is delayed at any time in the progress of the Landlord's Work solely by any act or neglect by Landlord, the Landlord's representative, or any of Landlord's employees, then the delay shall be deemed "Landlord Delay". It is expressly understood and agreed that Tenant's sole remedy as a result of a Landlord Delay shall be a corresponding postponement of the Lease Commencement Date, including Tenant's obligation for the payment of Rent, for the number of days the Landlord's Contractor was delayed in the progress of the Landlord's Work thereby, and such postponement shall operate as a corresponding extension of the expiration date of the Term specified in
Section 1.02 of the Lease in order to give full effect to the stated duration of the Term.

Any claim for a delay shall be made in writing by the claiming party to the other not more than ten (10) days after the commencement of such delay; otherwise it shall be conclusively deemed to be waived. In the event of a continuing delay, only one claim is necessary. In the event a claim for delay is based upon the failure to respond to or approve an item of the construction documents, there shall be no claim for delay until five (5) days following written request is made to the other party for a response.

2.      TENANT REIMBURSEMENT OF EXCESS COSTS.

If Landlord agrees to perform or provide additional improvements or any architectural or interior design services, the costs of which exceed the scope of the work described in EXHIBIT C-2, such services shall be performed and provided by Landlord at Tenant's sole cost and expense, and Tenant shall upon written request by Landlord provide Landlord with adequate assurances of payment of such excess cost and security therefor in form satisfactory to Landlord. Tenant agrees to pay Landlord the cost of all such services, together with Landlord's Coordination Fee of 5%, within thirty (30) days after receipt of Landlord's invoice, and thereafter such amount shall be considered additional Rent due Landlord by Tenant and shall be subject to all provisions of the Lease which are applicable to the payment of Rent, and such sums shall be collectible as additional Rent pursuant to the Lease and in default of payment thereof, Landlord shall (in addition to all other remedies have the same rights as in case of default in Rent. The architectural services contemplated herein specifically exclude the selection and design of interior finishes or furniture.

3.      COMPLETION

When the Landlord's Work is nearing completion, the Landlord will notify the Tenant requesting a discrepancy list (the "Punch List") of the items of the Landlord's Work, if any, which the Tenant or the Architect (acting reasonably) deem incomplete or not substantially in accordance with the Working Drawings. The Tenant may accompany the landlord's representative on the Punch List walk through or Tenant may issue its own Punch List provided, however, that Tenant's Punch List is delivered to Landlord not later than five (5) days after Tenant's receipt of notice from Landlord that the Landlord's Work is ready for a Punch List walk through. In the event that Tenant does not participate in Landlord's walk through and does not issue its own Punch List, Tenant shall be deemed to have agreed that Landlord's Punch List items (if any) are the only incomplete items which may, in fact, exist which are not specifically listed on the Punch List. However, failure to include any items on the Punch List shall not alter Landlord's obligation to perform the Landlord's Work substantially in accordance with the Working Drawings.

When Landlord considers the Landlord's Work to be complete, and the Punch List has been issued, Landlord shall deliver to the Tenant, for the Tenant's confirmation (which shall not be unreasonably withheld), notice thereof (the "Certificate of Final Completion" which shall be accompanied by the Punch List) which will set forth such date of Final Completion and contain a Punch List of those items, if any, which remain incomplete. Failure of the Tenant to execute the Certificate of Final Completion within three (3) business days after delivery to Tenant shall constitute Tenant's acceptance that Final Completion has occurred.

Notwithstanding any provisions hereof to the contrary, if Tenant occupies any portion of the Expanded Leased Premises prior to Final Completion thereof, it is agreed that Final Completion shall be deemed to have been achieved in respect thereto and Landlord shall have no further responsibility hereunder in respect to such portions of the Expanded Leased Premises other than to complete Punch List items in respect thereto.

                                   EXHIBIT C-2

                            [Diagram of Leased Space]